Exhibit 3.1

VEDTÆGTER ZEALAND PHARMA A/S ARTICLES OF ASSOCIATION ZEALAND PHARMA A/S

VEDTÆGTER ZEALAND PHARMA A/S (CVR-nr.: 20 04 50 78) ARTICLES OF ASSOCIATION ZEALAND PHARMA A/S (CVR no.: 20 04 50 78) 1 Navn Name 1.1 Selskabets A/S. navn er Zealand Pharma The Company's name is Zealand Pharma A/S. 1.2 Selskabets binavn er Zealand Pharma-ceuticals A/S. The Company's secondary name is Zealand Pharmaceuticals A/S. 2 Formål Objects 2.1 Selskabets formål er at drive forskning, produktion, handel og dermed beslæg-tet virksomhed, primært inden for me-dicinalbranchen. The object of the Company is to engage in research, manufacture, trade and related activities, primarily within the pharmaceutical industry. 3 Koncernsprog Corporate language 3.1 Selskabets koncernsprog er engelsk. The corporate language of the Com-pany is English. 4 Aktiekapital Share Capital 4.1 Selskabets aktiekapital udgør DKK 35.806.290. The share capital of the Company is DKK 35,806,290. 4.2 Aktiekapitalen er fuldt indbetalt. The share capital has been paid up in full. 5 Aktier Shares 5.1 Hver akties pålydende er DKK 1. The nominal amount of each share is DKK 1. 2

5.2 Aktierne er udstedt gennem VP Securi-ties A/S. The shares are issued through VP Se-curities A/S. 5.3 Aktierne er omsætningspapirer. The shares are negotiable instruments. 5.4 Ingen aktier har særlige rettigheder. No shares carry any special rights. 5.5 Der gælder ingen indskrænkninger aktiernes omsættelighed. i No restrictions shall apply as to the transferability of the shares. 5.6 Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller del-vist. No shareholder shall be obliged to have the shares redeemed fully or partly. 5.7 Aktierne udstedes på navn og skal no-teres i Selskabets ejerbog. The shares shall be issued in the hold-er's name and shall be registered in the Company's Register of Shareholders. 5.8 Selskabets ejerbog føres af Compu-tershare A/S, CVR-nr. 27 08 88 99, der er valgt som ejerbogsfører på Selska-bets vegne. The Register of Shareholders is han-dled by Computershare A/S, CVR no. 27 08 88 99, on behalf of the Company. 6 Udbytte Dividend 6.1 Udbytte betales til aktionærerne ved overførsel gennem VP Securities A/S. Dividend shall be paid out to share-holders by transfer through VP Securi-ties A/S. 6.2 Udbytte, der ikke har været hævet in-den tre år fra forfaldsdagen, tilfalder Selskabet. Dividend that has not been claimed within three years of the due date shall accrue to the Company. 7 Bemyndigelse til kapitalforhøjelse Authorization to increase the share capital 7.1 Bestyrelsen er i perioden indtil den 19. During the period until 19 April 2023 3 april 2023 bemyndiget til ad en eller flere gange at forhøje Selskabets aktie-kapital ved udstedelse af nye aktier med indtil nominelt DKK 6.150.265. Forhøjelsen af aktiekapitalen skal ske til markedskurs og skal gennemføres uden fortegningsret for Selskabets ek-sisterende aktionærer. Bestyrelsen kan bestemme, at forhøjelsen skal ske ved kontant indbetaling, apportindskud el-ler ved konvertering af gæld. the board of directors is authorized to increase at one or more times the Com-pany's share capital by issuance of new shares of up to nominally DKK 6,150,265. The capital increase shall be effected at market price and shall be implemented without pre-emption rights for the Company's existing shareholders. The board of directors may decide to implement the capital in-crease by way of cash contribution, by contribution in kind or by debt conver-sion. Ved beslutning af 20. marts 2019, be-sluttede bestyrelsen at delvist udnytte bemyndigelsen i vedtægternes punkt 7.1 og forhøje aktiekapitalen med no-minelt DKK 802.859. Herefter udestår der DKK 5.347.406 under bemyndigel-sen. By decision of 20 March 2019, the Board of Directors has partly exercised the authority in this article 7.1 to in-crease the share capital by nominally DKK 802,859. The remaining amount of the authorization is thus DKK 5,347,406. Ved beslutning af 5. september 2019, besluttede bestyrelsen at delvist ud-nytte bemyndigelsen i vedtægternes punkt 7.1 og forhøje aktiekapitalen med nominelt DKK 3.975.000. Heref-ter udestår der DKK 1.372.406 under bemyndigelsen. By decision of 5 September 2019, the Board of Directors has partly exercised the authority in this article 7.1 to in-crease the share capital by nominally DKK 3,975,000. The remaining amount of the authorization is thus DKK 1,372,406. 7.2 Bestyrelsen er i perioden indtil den 19. april 2023 bemyndiget til ad en eller flere gange at forhøje Selskabets aktie-kapital ved udstedelse af nye aktier med indtil nominelt DKK 6.150.265. Forhøjelsen af aktiekapitalen skal gen-nemføres med fortegningsret for Sel-skabets eksisterende aktionærer, og During the period until 19 April 2023 the board of directors is authorized to increase at one or more times the Com-pany's share capital by issuance of new shares by up to nominally DKK 6,150,265. The capital increase shall be implemented with pre-emption rights for the Company's existing 4 den kan ske til en favørkurs fastsat af shareholders and the subscription price may be a favourable price fixed by the board of directors of the Company. The board of directors may decide to imple-ment the capital increase by way of cash contribution, by contribution in kind or by debt conversion. bestyrelsen. Bestyrelsen kan be-stemme, at forhøjelsen skal ske ved kontant indbetaling, apportindskud el-ler ved konvertering af gæld. 7.3 De kapitalforhøjelser, som bestyrelsen er bemyndiget til at foretage i henhold til punkt 7.1 og 7.2, kan ikke overstige et samlet nominelt beløb på DKK 6.150.265. The capital increases which the board of directors may decide upon pursuant to articles 7.1 and 7.2 cannot exceed a total aggregate nominal amount of DKK 6,150,265. 7.4 De nye aktier udstedt i henhold til punkt 7.1 og 7.2 skal være ligestillet med den bestående aktiekapital. De nye aktier skal være omsætningspapi-rer og navneaktier og skal noteres i Selskabets ejerbog. Ingen aktionær skal være forpligtet til at lade sine ak-tier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tids-punkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen. The new shares issued pursuant to ar-ticles 7.1 and 7.2 shall have the same rights as the existing shares of the Company. The new shares shall be ne-gotiable instruments and issued in the holder's name and shall be in the Company's Register holders. No shareholder obliged to have the shares registered of Share-shall be redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the board of di-rectors in connection with the decision to increase the share capital. 7.5 Bestyrelsen er bemyndiget til at fast-sætte de nærmere vilkår for kapitalfor-højelser i henhold til ovennævnte be-myndigelser. Bestyrelsen er endvidere bemyndiget til at foretage de ændrin-ger i vedtægterne som måtte være nødvendige som følge af bestyrelsens The board of directors is authorized to stipulate detailed terms and conditions governing capital increases under the authority given above. The board of di-rectors is also authorized to these Articles of Association quired in connection with its such authority. amend as re-use of 5 udnyttelse af ovenstående bemyndi-gelser. 8 Bemyndigelse til udstedelse af warrants Authorization to issuance of war-rants 8.1 På et bestyrelsesmøde i Selskabet af-holdt den 1. april 2014 vedtog Selska-bets bestyrelse at udstede warrants (2014-1 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til no-minelt DKK 100.000 aktier; og besty-relsen vedtog samtidig at forhøje Sel-skabets aktiekapital i overensstem-melse dermed, i henhold til bemyndi-gelse, som udløb den 2. november 2015. Det konkrete antal warrants til-delt udgør 100.000. De fuldstændige vilkår for warrants er vedlagt som 8.1.f. Bilag 8.1.f udgør en integreret del af nærværende vedtægter. 28.000 warrants er udnyttet den 14. december 2018 og 72.000 warrants er udnyttet den 15. marts 2019, og hermed er alle warrants udnyttet. At a meeting of the board of directors of the Company held on 1 April 2014, the board of directors of the Company resolved to issue warrants (2014-1 employee incentive program) pursuant to an authorization which expired on 2 November 2015, corresponding to a nominal amount of DKK 100,000 shares; and the board of directors at the same time resolved to increase the share capital of the Company in ac-cordance therewith pursuant to an au-thorization which expired on 2 Novem-ber 2015. The final number of warrants granted is 100,000. The complete terms of the warrants are attached as Schedule 8.1.f. Schedule 8.1.f consti-tutes an integrated part of these Arti-cles of Association. 28,000 warrants were exercised on 14 December 2018 and 72,000 warrants were exercised on 15 March 2019, and thus all warrants were exercised. På et bestyrelsesmøde i Selskabet af-holdt den 25. marts 2015 vedtog Sel-skabets bestyrelse at udstede warrants (2015-1 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til no-At a meeting of the board of directors of the Company held on 25 March 2015, the board of directors of the Company resolved to issue warrants (2015-1 employee incentive program) pursuant to an authorization which ex-6 minelt DKK 100.000 aktier; og besty-relsen vedtog samtidig at forhøje Sel-skabets aktiekapital i overensstem-melse dermed i henhold til bemyndi-gelse, som udløb den 2. november 2015. Det konkrete antal warrants til-delt udgør 100.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.1.g. Bilag 8.1.g udgør en integreret del af nærværende vedtægter. pired on 2 November 2015, corre-sponding to a nominal amount of DKK 100,000 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith pursuant to an authorization which expired on 2 November 2015. The final number of warrants granted is 100,000. The com-plete terms of the warrants are at-tached as Schedule 8.1.g. Schedule 8.1.g constitutes an integrated part of these Articles of Association. På et bestyrelsesmøde i Selskabet af-holdt den 5. maj 2015 vedtog Selska-bets bestyrelse at udstede warrants (2015-4 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til no-minelt DKK 46.359 aktier; og bestyrel-sen vedtog samtidig at forhøje Selska-bets aktiekapital i overensstemmelse dermed i henhold til bemyndigelse, som udløb den 2. november 2015. Det konkrete antal warrants tildelt udgør 46.359. De fuldstændige vilkår for war-rants er vedlagt som bilag 8.4. Bilag 8.4 udgør en integreret del af nærvæ-rende vedtægter. 12.000 warrants er udnyttet den 23. august 2019. Som følge af udnyttelse af warrants, er det udestående antal warrants, der kan ud-nyttes, reduceret til 34.359 warrants. At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-4 employee incentive program) pursuant to an authorization which expired on 2 November 2015, corresponding to a nominal amount of DKK 46,359 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith pursuant to an authorization which expired on 2 November 2015. The final number of warrants granted is 46,359. The complete terms of the warrants are attached as Schedule 8.4. Schedule 8.4 constitutes an integrated part of these Articles of Association. 12,000 warrants were exercised on 23 August 2019. As a result of exercise of warrants, the number of warrants available for exercise has been reduced to 34,359 warrants. 7

8.2 Alle aktier, der ved udnyttelse af war-rants udstedt i henhold til § 8.1 skal være omsætningspapirer og navneak-tier og noteres i Selskabets ejerbog. The shares subscribed for by exercise of the warrants issued pursuant to ar-ticle 8.1 shall be negotiable instru-ments and issued in the holder's name and shall be registered in the Compa-ny's Register of Shareholders. De nye aktier skal være ligestillet med den bestående aktiekapital. Ingen ak-tionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tidspunkt, som fastsættes af bestyrel-sen i forhøjelsesbeslutningen. The new shares shall have the same rights as the existing shares of the Company. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the board of di-rectors in connection with the decision to increase the share capital. 8.3 Bestyrelsen er bemyndiget til at ændre nærværende vedtægter i tilfælde af udnyttelse af de givne bemyndigelser eller warrants. The board of directors is authorized to amend these Articles of Association as a consequence of applying the authori-zations granted or the exercise of war-rants. 8.4 Bestyrelsen er i perioden indtil den 21. During the period until 21 April 2020 the board of directors is authorized to issue at one or more times warrants with a right to subscribe for shares up to an aggregate amount of nominally DKK 2,750,000 shares in the Company. The shareholders of the Company will not have pre-emptive subscription rights when the Board of Directors ex-ercises this authorization. The specific terms and conditions in this respect are to be determined by the Board of Di-rectors. The Board of Directors deter-april 2020 bemyndiget til ad en flere gange at udstede warrants ret til at tegne op til nominelt eller med DKK 2.750.000 aktier i Selskabet. Selska-bets aktionærer skal ikke have forteg-ningsret ved bestyrelsens udnyttelse af denne bemyndigelse. De nærmere vil-kår fastsættes af bestyrelsen. Bestyrel-sen fastsætter selv udnyttelseskursen samt øvrige vilkår for warrants, dog så-ledes at udnyttelseskursen som mini-mum skal svare til markedskursen på 8 tidspunktet for udstedelsen af war-rants, medmindre disse udstedes til Selskabets medarbejdere. mines, at its own discretion, the exer-cise price as well as other terms and conditions for the warrants, always provided that the exercise price as a minimum corresponds to the market price at the time of issuance of the war-rants, unless these are issued to the Company's employees. Bestyrelsen kan efter de til enhver tid gældende regler i selskabsloven genan-vende eller genudstede eventuelle bort-faldne ikke udnyttede warrants, forud-sat at genanvendelsen eller genudste-delsen finder sted inden for de vilkår og tidsmæssige begrænsninger, der frem-går af denne bemyndigelse. Ved genan-vendelse forstås adgangen for bestyrel-sen til at lade en anden aftalepart ind-træde i en allerede bestående aftale om warrants. Ved genudstedelse forstås bestyrelsens mulighed for inden for samme bemyndigelse at genudstede nye warrants, hvis allerede udstedte warrants er bortfaldet. Pursuant to the provisions of the Dan-ish Companies Act in force from time to time, the Board of Directors may reap-ply or reissue any lapsed non-exercised warrants, provided that such reapplica-tion or reissue is made under the terms and conditions and within the time lim-its specified under this authority. Re-application means the right of the Board of Directors to let another con-tractual party become a party to an al-ready existing agreement on warrants. Reissue means the possibility for the Board of Directors to reissue new war-rants under the same authorization if those already issued have lapsed. Bestyrelsen er i perioden indtil den 21. april 2020 endvidere bemyndiget til ad en eller flere gange at forhøje Selska-bets aktiekapital med op til nominelt DKK 2.750.000 aktier ved kontant ind-betaling i forbindelse med udnyttelse af warrants eller et sådant beløb som måtte følge af en eventuel regulering af antallet af warrants ved ændringer i Selskabets kapitalforhold. Selskabets During the period until 21 April 2020, the Board of Directors is also author-ized to increase at one or more times the Company's share capital by up to nominally DKK 2,750,000 shares by cash payment in connection with the exercise of the warrants or such an amount caused by an adjustment (if any) in the number of warrants due to changes in the capital structure, with-out pre-emptive subscription rights for the shareholders of the Company to 9 aktionærer skal ikke have fortegnings-ret til aktier som udstedes ved udnyt-telse af udstedte warrants. shares issued by exercise of the issued warrants. På et bestyrelsesmøde i Selskabet af-holdt den 5. maj 2015 vedtog Selska-bets bestyrelse at udstede warrants (2015-2 employee incentive program) svarende til nominelt DKK 366.250 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 366.250. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4. Bilag 8.4 udgør en integreret del af nærværende ved-tægter. 16.500 warrants udstedt under dette program er pr. 14. december 2018 bortfaldet. 7.500 warrants er ud-nyttet den 14. september 2018, 18.250 warrants er udnyttet den 5. april 2019, 45.539 warrants er udnyttet den 28. maj 2019, 89.315 warrants er udnyttet den 14. juni 2019, og 4.500 warrants er udnyttet den 23. august 2019. Som følge af dels udnyttelse dels bortfald af warrants, er det udestående antal war-rants, der kan udnyttes, reduceret til 184.646 warrants. At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-2 employee incentive program) corre-sponding to a nominal amount of DKK 366,250 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number 366,250. warrants of The are warrants complete attached granted is terms of the as Schedule 8.4. Schedule 8.4 constitutes an inte-grated part of these Articles of Associ-ation. 16,500 warrants issued under this program has lapsed per 14 Decem-ber 2018. 7,500 warrants were exer-cised on 14 September 2018, 18,250 warrants were exercised on 5 April 2019, 45,539 warrants were exercised on 28 May 2019, 89,315 warrants were exercised on 14 June 2019, and 4,500 warrants were exercised on 23 August 2019. As a result of exercise/lapse of warrants, the number of warrants available for exercise has been reduced to 184,646 warrants. På et bestyrelsesmøde i Selskabet af-holdt den 5. maj 2015 vedtog Selska-bets bestyrelse at udstede warrants (2015-3 employee incentive program) At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-3 10 svarende til nominelt DKK 100.000 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.a. employee incentive program) corre-sponding to a nominal amount of DKK 85,434 shares; and the board of direc-tors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.a is terminated. På et bestyrelsesmøde i Selskabet af-holdt den 5. april 2016 vedtog Selska-bets bestyrelse at udstede warrants (2016-1 employee incentive program) svarende til nominelt DKK 347.250 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 347.250. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.b. Bilag 8.4.b ud-gør en integreret del af nærværende vedtægter. 25.500 warrants udstedt under dette program er pr. 14. decem-ber 2018 bortfaldet. Som følge af bort-fald af warrants, er det udestående an-tal warrants, der kan udnyttes, reduce-ret til 321.750 warrants. At a meeting of the board of directors of the Company held on 5 April 2016, the board of directors of the Company resolved to issue warrants (2016-1 employee incentive program) corre-sponding to a nominal amount of DKK 347,250 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number 347,250. warrants of The are warrants complete attached granted is terms of the as Schedule 8.4.b. Schedule 8.4.b constitutes an integrated part of these Articles of As-sociation. 25,500 warrants issued un-der this program has lapsed per 14 De-cember 2018. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 321,750 warrants. På et bestyrelsesmøde i Selskabet af-holdt den 5. april 2016 vedtog Selska-bets bestyrelse at udstede warrants (2016-2 employee incentive program) At a meeting of the board of directors of the Company held on 5 April 2016, the board of directors of the Company resolved to issue warrants (2016-2 11 svarende til nominelt DKK 85.434 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.c. employee incentive program) corre-sponding to a nominal amount of DKK 85,434 shares; and the board of direc-tors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.c is terminated. På et bestyrelsesmøde i Selskabet af-holdt den 15. juli 2016 vedtog Selska-bets bestyrelse at udstede warrants (2016-3 employee incentive program) svarende til nominelt DKK 40.000 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 40.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.d. Bilag 8.4.d ud-gør en integreret del af nærværende vedtægter. At a meeting of the board of directors of the Company held on 15 July 2016, the board of directors of the Company resolved to issue warrants (2016-3 employee incentive program) corre-sponding to a nominal amount of DKK 40,000 shares; and the board of direc-tors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number of warrants granted is 40,000. The complete terms of the warrants are attached as Schedule 8.4.d. Schedule 8.4.d constitutes an integrated part of these Articles of Association. På et bestyrelsesmøde i Selskabet af-holdt den 6. april 2017 vedtog Selska-bets bestyrelse at udstede warrants (2017-1 employee incentive program) svarende til nominelt DKK 424.000 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 424.000. De fuldstændige vilkår for warrants er At a meeting of the board of directors of the Company held on 6 April 2017, the board of directors of the Company resolved to issue warrants (2017-1 employee incentive program) corre-sponding to a nominal amount of DKK 424,000 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number of warrants granted is 12 vedlagt som bilag 8.4.e. Bilag 8.4.e ud-gør en integreret del af nærværende vedtægter. 43.000 warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 381.000 warrants. 424,000. The complete terms of the warrants are attached as Schedule 8.4.e. Schedule 8.4.e constitutes an in-tegrated part of these Articles of Asso-ciation. 43,000 warrants issued under this program has lapsed per 28 Febru-ary 2019. As a result of lapse of war-rants, the number of warrants available for exercise has been reduced to 381,000 warrants. På et bestyrelsesmøde i Selskabet af-holdt den 6. april 2017 vedtog Selska-bets bestyrelse at udstede warrants (2017-2 employee incentive program) svarende til nominelt DKK 93.392 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.f. At a meeting of the board of directors of the Company held on 6 April 2017, the board of directors of the Company resolved to issue warrants (2017-2 employee incentive program) corre-sponding to a nominal amount of DKK 93,392 shares; and the board of direc-tors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.f is terminated. På et bestyrelsesmøde i Selskabet af-holdt den 25. august 2017 vedtog Sel-skabets bestyrelse at udstede warrants (2017-3 employee incentive program) svarende til nominelt DKK 14.566 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.g. At a meeting of the board of directors of the Company held on 25 August 2017, the board of directors of the Company resolved to issue warrants (2017-3 employee incentive program) corresponding to a nominal amount of DKK 14,566 shares; and the board of directors at the same time resolved to increase the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have 13 lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.g is terminated. På et bestyrelsesmøde i Selskabet af-holdt den 25. august 2017 vedtog Sel-skabets bestyrelse at udstede warrants (2017-4 employee incentive program) svarende til nominelt DKK 6.608 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.h. At a meeting of the board of directors of the Company held on 25 August 2017, the board of directors of the Company resolved to issue warrants (2017-4 employee incentive program) corresponding to a nominal amount of DKK 6,608 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.h is terminated. På et bestyrelsesmøde i Selskabet af-holdt den 22. maj 2018 vedtog Selska-bets bestyrelse at udstede warrants (2018-1 employee incentive program) svarende til nominelt DKK 515.500 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 515.500. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.i. Bilag 8.4.i ud-gør en integreret del af nærværende vedtægter. 5.500 warrants udstedt un-der dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 510.000 warrants. At a meeting of the board of directors of the Company held on 22 May 2018, the board of directors of the Company resolved to issue warrants (2018-1 employee incentive program) corre-sponding to a nominal amount of DKK 515,500 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number 515,500. warrants of The are warrants complete attached granted is terms of the as Schedule 8.4.i. Schedule 8.4.i constitutes an in-tegrated part of these Articles of Asso-ciation. 5,500 warrants issued under this program has lapsed per 28 Febru-ary 2019. As a result of lapse of war-rants, the number of warrants available 14 for exercise has been reduced to 510,000 warrants. På et bestyrelsesmøde i Selskabet af-holdt den 22. maj 2018 vedtog Selska-bets bestyrelse at udstede warrants (2018-1 employee incentive program) svarende til nominelt DKK 100.000 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.j. At a meeting of the board of directors of the Company held on 22 May 2018, the board of directors of the Company resolved to issue warrants (2018-1 employee incentive program) corre-sponding to a nominal amount of DKK 100,000 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.j is terminated. På et bestyrelsesmøde i Selskabet af-holdt den 15. oktober 2018 vedtog Sel-skabets bestyrelse at udstede warrants (2018-2 employee incentive program) svarende til nominelt DKK 40.000 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 40.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.k. Bilag 8.4.k ud-gør en integreret del af nærværende vedtægter. At a meeting of the board of directors of the Company held on 15 October 2018, the board of directors of the Company resolved to issue warrants (2018-2 employee incentive program) corresponding to a nominal amount of DKK 40,000 shares; and the board of directors at the same time resolved to increase the share capital of the Com-pany in accordance therewith. The final number of warrants granted is 40,000. The complete terms of the warrants are attached as Schedule 8.4.k. Schedule 8.4.k constitutes an integrated part of these Articles of Association. På et bestyrelsesmøde i Selskabet af-holdt den 10. april 2019 vedtog Selska-bets bestyrelse at udstede warrants (2019-1 employee incentive program) At a meeting of the board of directors of the Company held on 10 April 2019, the board of directors of the Company resolved to issue warrants (2019-1 15 svarende til nominelt DKK 397.750 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 397.750. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.l. Bilag 8.4.l ud-gør en integreret del af nærværende vedtægter. employee incentive program) corre-sponding to a nominal amount of DKK 397,750 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number 397,750. warrants of The are warrants complete attached granted is terms of the as Schedule 8.4.l. Schedule 8.4.l constitutes an in-tegrated part of these Articles of Asso-ciation. På et bestyrelsesmøde i Selskabet af-holdt den 13. juni 2019 vedtog Selska-bets bestyrelse at udstede warrants (2019-2 employee incentive program) svarende til nominelt DKK 168.388 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 168.388. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.m. Bilag 8.4.m udgør en integreret del af nærværende vedtægter. At a meeting of the board of directors of the Company held on 13 June 2019, the board of directors of the Company resolved to issue warrants (2019-2 employee incentive program) corre-sponding to a nominal amount of DKK 168,388 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number 168,388. warrants of The are warrants complete attached granted is terms of the as Schedule 8.4.m. Schedule 8.4.m constitutes an integrated part of these Articles of As-sociation. På et bestyrelsesmøde i Selskabet af-holdt den 13. juni 2019 vedtog Selska-bets bestyrelse at udstede warrants (2019-3 employee incentive program) svarende til nominelt DKK 25.976 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete At a meeting of the board of directors of the Company held on 13 June 2019, the board of directors of the Company resolved to issue warrants (2019-3 employee incentive program) corre-sponding to a nominal amount of DKK 25,976 shares; and the board of direc-16 antal warrants tildelt udgør 25.976. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.n. Bilag 8.4.n udgør en integreret del af nærværende vedtægter. tors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number of warrants granted is 25,976. The complete terms of the warrants are attached as Schedule 8.4.n. Schedule 8.4.n constitutes an integrated part of these Articles of Association. Som følge af dels udstedelse af war-rants dels bortfald af warrants, er det udestående antal warrants, der kan ud-stedes i henhold til bemyndigelsen i nærværende § 8.4, ændret til 515.386 warrants. As a result of issuance/lapse of war-rants, the number of warrants available for issuance under the authorization in this article 8.4 has been changed to 515,386 warrants. 8.5 Alle aktier, der tegnes ved udnyttelse af warrants udstedt i henhold til § 8.4, skal være omsætningspapirer og nav-neaktier og noteres i Selskabets ejer-bog. The shares subscribed for by exercise of the warrants issued pursuant to ar-ticle 8.4 shall be negotiable instru-ments and issued in the holder's name and shall be registered in the Compa-ny's Register of Shareholders. De nye aktier skal være ligestillet med den bestående aktiekapital. Ingen akti-onær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tids-punkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen. The new shares shall have the same rights as the existing shares of the Company. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the Board of Di-rectors in connection with the decision to increase the share capital. 8.6 Bestyrelsen er bemyndiget til at ændre nærværende vedtægter i tilfælde af udnyttelse af de givne bemyndigelser eller warrants. The board of directors is authorized to amend these Articles of Association as a consequence of applying the authori-17 zations granted or the exercise of war-rants. 9 Generalforsamling General Meetings 9.1 Generalforsamlinger afholdes i Storkø-benhavn. General meetings of the Company shall be held in Greater Copenhagen. 9.2 Ordinære generalforsamlinger skal af-holdes i så god tid, at den reviderede og godkendte årsrapport kan indsen-des og være modtaget i Erhvervssty-relsen senest fire måneder efter regn-skabsårets udløb. Annual general meetings shall be held early enough for the audited and adopted annual report to be submitted to and received by the Danish Business Authority not later than four months after the closing of the financial year. 9.3 Bestyrelsen skal senest otte uger før dagen for den påtænkte afholdelse af den ordinære generalforsamling offent-liggøre datoen for afholdelsen af gene-ralforsamlingen samt datoen for den seneste fremsættelse af krav om opta-gelse af et bestemt emne på dagsorde-nen for aktionærerne, jf. punkt 9.4. Not later than eight weeks before the date set for the annual general meeting the board of directors shall announce the date on which it intends to hold the general meeting as well as the date by which requests filed by shareholders wishing to have specific items included on the agenda, cf. article 9.4. 9.4 Forslag fra aktionærerne til behandling på den ordinære generalforsamling skal være skriftligt fremsat til bestyrel-sen senest seks uger før generalfor-samlingens afholdelse. Modtager be-styrelsen et forslag senere end seks uger før generalforsamlingens afhol-delse, afgør bestyrelsen, om forslaget er fremsat i så god tid, at emnet allige-vel kan optages på dagsordenen. Proposals from shareholders for con-sideration by the annual general meet-ing shall be submitted to the board of directors in writing not later than six weeks before the date of the general meeting. In the event that the board of directors receives a proposal later than six weeks before the general meeting, the board of directors shall decide whether it was received in time for it to be included on the agenda nonetheless. 9.5 Ekstraordinær generalforsamling afhol-An extraordinary general meeting shall be held when decided by a general 18 des efter en generalforsamlings beslut-ning, bestyrelsens beslutning, når det kræves af Selskabets revisor, eller når det til behandling af et bestemt emne skriftligt kræves af aktionærer, der ejer mindst 5 % af aktiekapitalen. meeting, the board of directors or re-quested by the Company's auditor as well as when requested in writing by shareholders holding at least 5 % of the share capital for consideration of a specific issue. 9.6 Alle dokumenter til brug for Selskabets generalforsamlinger i forbindelse med eller efter generalforsamlingen, herun-der indkaldelsen og forhandlingsproto-kollen, skal alene udarbejdes på en-gelsk. All documents prepared for use by or for a general meeting of the Company in connection with or after the general meeting, including the notice and the minutes, must be prepared in English only. 9.7 Generalforsamlinger skal indkaldes General meetings shall be convened with a maximum notice of five weeks and a minimum notice of three weeks. An extraordinary general meeting shall be convened within 14 days after a proper request has been received by the board of directors. med højst fem ugers og mindst tre ugers varsel. Indkaldelse til ekstraordi-nær generalforsamling skal ske senest 14 dage efter, at bestyrelsen har mod-taget behørig anmodning herom. 9.8 Bestyrelsen skal indkalde til general-forsamling ved bekendtgørelse indryk-ket i Erhvervsstyrelsens it-system samt ved offentliggørelse på Selska-The board of directors shall convene general meetings by publication in the computer information system of the Danish Business Authority and by post-ing on the Company's website (www.zealandpharma.com). bets hjemmeside (www.zealand-pharma.com). 9.9 Indkaldelsesvarslet regnes fra den før-ste bekendtgørelse. Indkaldelse sker endvidere ved meddelelse til alle note-rede aktionærer i ejerbogen, som har fremsat begæring herom, til den adresse, herunder e-mailadresse, jf. punkt 12, de har opgivet til Selskabet. The length of the notice shall be reck-oned from the first advertisement. General meetings shall moreover be convened by sending a notice to all shareholders entered in the Company's Register of Shareholders having so re-quested, to the address, including the e-mail address, cf. article 12, informed 19

Er oplysningerne i ejerbogen utilstræk-kelige eller mangelfulde, har bestyrel-sen ingen pligt til at søge disse berigti-get eller til at indkalde på anden måde. to the Company. If the information contained in the Register of Sharehold-ers is insufficient or incorrect, the board of directors shall not be obliged to rectify the information or to give no-tice in any other way. 9.10 Indkaldelsen skal som minimum inde-holde: The notice shall as a minimum include: (1) Tid og sted for generalforsamlin-gen, samt hvilke emner der skal behandles på generalforsamlin-gen. Såfremt der på generalfor-samlingen skal behandles forslag til vedtægtsændringer, skal for-slagets væsentligste indhold an-gives i indkaldelsen. (1) Time and place for the general meeting and the issues to be con-sidered at the general meeting. If the general meeting is to consider a proposal to amend the Articles of Association, then the notice shall specify the material content of the proposal. (2) En beskrivelse af aktiekapitalens størrelse og aktionærernes stem-meret. (2) The amount of the share capital and the voting rights of the share-holders. (3) Den i vedtægternes punkt 10.2 nævnte registreringsdato med en tydeliggørelse af, at det alene er selskaber eller personer, der på denne dato er aktionærer i Sel-skabet, der har ret til at deltage i og stemme på generalforsamlin-gen. (3) The registration date stated in article 10.2 with a clear indication that only companies or persons holding shares in the Company as at said date shall be entitled to attend and vote at the general meeting. (4) Angivelse af hvor og hvordan den komplette, uforkortede tekst til (4) An indication of where and how to obtain the full, unbridged text of the documents to be presented at the general meeting, the agenda de dokumenter, der skal på fremlægges generalforsamlingen, dagsor-and the complete proposals, internet denen og de fuldstændige forslag including the exact 20 kan fås, herunder den nøjagtige address of the Company's website where the agenda and the other documents mentioned in article 12.2 will be made available. internetadresse til Selskabets hjemmeside, hvor dagsordenen og de dokumenter nævnt i punkt 12.2 vil blive gjort tilgængelige. (5) Proceduren for stemmeafgivelse (5) The procedure for voting by proxy, by postal and by electronic means, and the Company will make a proxy form available for the shareholders that are entitled to vote. ved fuldmagt, brev og ved elektronisk stemmeafgivelse, herunder at der vil blive stillet en fuldmagtsblanket til rådighed for enhver stemmeberettiget aktio-nær. (6) Såfremt gennemføres generalforsamlingen (6) If the general meeting is conduc-ted by electronic means or partly by electronic means, cf. article 11.1 this shall be stated in the convening notice together with the details on how to sign up and what the requirements are to the electronic systems that will be used. The convening notice shall point out that detailed information about the procedure will be avail-able on the Company's website. elektronisk eller delvis elektronisk, jf. punkt 11.1, skal indkaldelsen tillige indeholde oplysninger derom samt om til-melding og de nærmere krav til de elektroniske systemer som vil blive anvendt. Indkaldelsen skal angive, at oplysninger om frem-gangsmåden ved elektronisk ge-neralforsamling vil kunne findes på Selskabets hjemmeside. 9.11 Generalforsamlingen afholdes på en-gelsk, uden at der sker simultantolk-ning til dansk. The general meeting is held in English without simultaneous translation to Danish. 9.12 Senest tre uger før generalforsamlin-gen skal følgende oplysninger som mi-Not later than three weeks prior to a general meeting the following infor-mation, as minimum, shall be available on the Company's website: nimum være tilgængelige bets hjemmeside: på Selska-(1) Indkaldelsen. (1) The notice. 21

(2) Det samlede antal aktier og stemmerettigheder på datoen for indkaldelsen. (2) The total number of shares and voting rights on the date of the notice. (3) De dokumenter, der skal på (3) The documents to be submitted to the general meeting, including fremlægges generalforsamlingen, herunder general-with respect to the annual for den ordinære general meeting the audited annual report. forsamlings vedkommende den reviderede årsrapport. (4) Dagsordenen og de fuldstændige forslag. (4) The agenda and complete propo-sals. (5) De formularer, der skal anvendes ved stemmeafgivelse ved fuld-magt og ved brev. (5) The forms to be used for voting by proxy or postal. 9.13 Dagsordenen for den ordinære gene-ralforsamling skal omfatte: The agenda of the annual meeting shall include: (1) Bestyrelsens beretning om Sel-skabets virksomhed i det forløbne regnskabsår. (1) A report from the board of directors on the Company's acti-vities in the past financial year. (2) Godkendelse årsrapport. af den reviderede (2) Approval of the audited annual report. (3) Beslutning om anvendelse af (3) A resolution on the distribution of profit or the cover of loss in overskud eller dækning af under-skud i henhold til den godkendte årsrapport. accordance with the annual report adopted. (4) Valg af medlemmer til (4) Election of members to the board of directors. bestyrelsen. (5) Valg af revisor. (5) Election of auditor. 22

(6) Bemyndigelse til erhvervelse af egne aktier. (6) Authorization to acquire the Company's own shares. (7) Eventuelle forslag eller aktionærer. fra bestyrelse (7) Any proposals submitted by the by board of directors or shareholders. (8) Eventuelt. (8) Any other business. 9.14 Forhandlingerne på generalforsamlin-gen ledes af en dirigent, der udpeges af bestyrelsen. Dirigenten afgør alle spørgsmål vedrørende emnernes be-handling, stemmeafgivning og stem-meresultaterne. A chairman of the meeting appointed by the board of directors shall preside over the proceedings at general meet-ings and decide upon all questions of procedure, voting and voting results. 9.15 Et referat af generalforsamlingen ind-føres i en protokol. Referatet skal un-derskrives af dirigenten og af bestyrel-sens formand. Senest to uger efter ge-neralforsamlingens afholdelse skal ge-neralforsamlingsprotokollen eller en bekræftet udgave af denne gøres til-gængelig for Selskabets aktionærer. The proceedings at a general meeting shall be recorded in a minute book and be signed by the chairman of the gen-eral meeting and the chairman of the board of directors. Not later than two weeks after the general meeting the minute book, or a certified transcript of the minute book, shall be made availa-ble to the Company's shareholders. 9.16 Generalforsamlingsprotokollen skal for hver beslutning som udgangspunkt in-deholde en fuldstændig redegørelse for afstemningen, derunder om (i) hvor mange aktier, der er afgivet gyldige stemmer for, (ii) den andel af aktieka-pitalen, som disse stemmer repræsen-terer, (iii) det samlede antal gyldige stemmer, (iv) det samlede antal af stemmer for og imod hvert beslut-ningsforslag og (v) antallet af eventu-elle stemmeundladelser. As a general rule, for each resolution made at the general meeting the mi-nute book of the general meeting must set out at a minimum the full details of the voting including information on (i) the total number of shares for which valid votes were cast, (ii) the propor-tion of the share capital accounted for by these votes, (iii) the total number of valid votes, (iv) the number of votes cast in favour of and against each res-23 olution, and (v) the total number of ab-stentions, if any. 9.17 Ønsker ingen af aktionærerne en fuld-stændig redegørelse for afstemnin-gerne, er det kun nødvendigt i general-forsamlingsprotokollen at fastslå af-stemningsresultatet for hver beslut-ning. Dirigenten skal således i forbin-delse med hver generalforsamlingsbe-slutning have afklaret hvorvidt, ingen af aktionærerne ønsker en fuldstændig redegørelse for afstemningen. If no shareholder requests that the full details of the votes be included in the minute book, the minute book need only to state the results of the individ-ual votes. Accordingly, the Chairman of the general meeting shall have to clar-ify for each individual vote whether or not any shareholders request the inclu-sion in the minute book of the full de-tails of the vote. 9.18 Senest to uger efter generalforsamlin-gens afholdelse skal afstemningsresul-Not later than two weeks after the gen-eral meeting the voting results from the general meeting shall be posted on the Company's website. tatet offentliggøres på Selskabets hjemmeside. 10 Møderet - Stemmeret Right of Attendance - Voting Right 10.1 En aktionærs ret til at deltage i og af-give stemme på en generalforsamling fastsættes i forhold til de aktier, som aktionæren besidder på registrerings-datoen. A shareholders right to attend general meetings and to vote at general meet-ings is determined on the basis of the shares that the shareholder owns on the registration date. 10.2 Registreringsdatoen ligger en uge før generalforsamlingens afholdelse. De aktier, den enkelte aktionær besidder, opgøres på registreringsdatoen på grundlag af noteringen af aktionærens ejerforhold i ejerbogen samt meddelel-ser om ejerforhold, som Selskabet har modtaget med henblik på indførsel i ejerbogen. The registration date is one week be-fore the general meeting is held. The shares which the individual share-holder owns are calculated on the reg-istration date on the basis of the regis-tration of ownership in the Company's Register of Shareholders as well as no-tifications concerning ownership which the Company has received with a view to update the ownership in the Register of Shareholders. 24

10.3 Enhver aktionær som senest tre dage inden generalforsamlingens afholdelse har meddelt Selskabet sin deltagelse, og som har modtaget et adgangskort, er berettiget til personligt eller ved fuldmagt at deltage i generalforsamlin-gen. Adgangskort udstedes til den i Selskabets ejerbog noterede aktionær. Any shareholder who has notified the Company of his participation not later than three days prior to the general meeting and who has received an ad-mission card shall be entitled to attend the general meeting, either in person or by proxy. Admission card will be is-sued to the holder registered in the Company's Register of Shareholders. 10.4 På generalforsamlingen giver hvert ak-tiebeløb på DKK 1 én stemme. En akti-onær har ret til at udøve stemmeret-tighederne i tilknytning til nogle af sine aktier på en måde, der ikke er identisk med udøvelsen af stemmerettighe-derne i tilknytning til andre af dennes aktier. Each share of DKK 1 has one vote at general meetings. A shareholder may exercise the voting rights attached to some of his/her shares in a manner that is not identical to the exercise of the voting rights attached to his/her other shares. 10.5 Stemmeret kan udøves i henhold til skriftlig fuldmagt eller ved brev-stemme, og Selskabet skal senest tre uger før generalforsamlingen gøre for-mularer til brug herfor tilgængelige på A shareholder may vote by proxy or by postal, and the Company shall not later than three weeks prior to the general meeting make a form for this use avail-able on the Company's website. A vote by postal must be received by the Com-pany not later than three days prior to the general meeting is held in order to be counted at the general meeting. Selskabets hjemmeside. En brev-stemme skal være Selskabet i hænde senest tre dage før generalforsamlin-gens afholdelse for at blive medtaget på generalforsamlingen. 10.6 Aktionæren eller fuldmægtigen kan møde på generalforsamlingen sammen med en rådgiver. The shareholder or the proxyholder may attend the general meeting ac-companied by an advisor. 10.7 Generalforsamlingen træffer beslut-ning ved simpelt stemmeflertal, med-At general meetings resolutions shall be decided by simple majority of votes unless otherwise prescribed by law or 25 mindre andet følger af lovgivningen el-ler af Selskabets vedtægter. the Articles of Association. 11 Elektronisk generalforsamling Electronic general meetings 11.1 Bestyrelsen kan, når den anser det for hensigtsmæssigt og generalforsamlin-gen kan afvikles på betryggende vis, bestemme at generalforsamlingen ude-lukkende skal foregå elektronisk (fuld-stændig elektronisk generalforsam-ling). Bestyrelsen kan herudover under samme forudsætninger vælge at til-byde aktionærerne at deltage elektro-nisk på generalforsamlinger, der i øv-rigt gennemføres ved fysisk fremmøde (delvis elektronisk generalforsamling). Aktionærerne kan derved elektronisk deltage i, ytre sig samt stemme på ge-neralforsamlingen. Nærmere oplysnin-ger vil til sin tid kunne findes på Sel-skabets hjemmeside og i indkaldelsen til de pågældende generalforsamlinger, ligesom de i Selskabets ejerbog note-When the board of directors finds it ap-propriate and technically safe it may decide that the general meeting solely shall be held as an electronic general meeting (completely electronic general meeting). The board of directors may also as an alternative under the same circumstances invite shareholders to attend by electronic means general meetings that are also attended by shareholders in person (partially elec-tronic general meeting). In this way, shareholders will be able to attend, ex-press their opinion and vote at the gen-eral meeting by electronic means. In due course more information will be made available on the Company's web-site and in the notices convening the general meetings involved, and written information on the subject will also be sent to shareholders listed in the Com-pany's Register of Shareholders. rede aktionærer vil modtage meddelelse herom. skriftlig 12 Elektronisk kommunikation Electronic communication 12.1 Bestyrelsen er bemyndiget til at indføre The board of directors has been granted authority to introduce elec-tronic communication between the Company and its shareholders, mean-ing that the Company may use elec-tronic document exchange and elec-tronic mail as specified below in its communication with the shareholders. elektronisk kommunikation mellem Selskabet og dets aktionærer, således at Selskabet kan benytte elektronisk dokumentudveksling og elektronisk post, som nærmere angivet nedenfor i sin kommunikation med aktionærerne. 26

12.2 Indkaldelse af aktionærerne til ordinær og ekstraordinær generalforsamling, herunder de fuldstændige forslag til The Company shall be able to send no-tices convening annual and extraordi-nary general meetings including the complete proposals for amendments to the articles of association, agenda, an-nual report, interim report, quarterly vedtægtsændringer, tilsendelse af dagsorden, årsrapport, delårsrapport, kvartalsrapport, fondsbørsmeddelel-ser, generalforsamlingsprotokollater, report, stock exchange releases, fuldmagtsblanketter og adgangskort samt øvrige generelle oplysninger fra Selskabet til aktionærerne vil kunne sendes af Selskabet til aktionærerne via e-mail. minutes and general meetings, proxy forms, mail-in voting forms, admission cards and other general information from the Company to it shareholders by means of email. 12.3 Ovennævnte adgangskort dokumenter, bortset fra til generalforsamlingen, The above documents, to the exclusion of admission cards for the general meeting, shall also be posted on the Company's website. The Company's website shall also contain information about requirements to the systems used and the procedures applying to the use of electronic communication. vil tillige blive offentliggjort på Selska-bets hjemmeside. På Selskabets hjem-meside vil der tillige kunne findes op-lysning om kravene til de anvendte sy-stemer samt om fremgangsmåden i forbindelse med elektronisk kommuni-kation. 12.4 Selskabet er forpligtet til at bede nav-nenoterede aktionærer om en elektro-nisk adresse hvortil meddelelser m.v. kan sendes, og det er den enkelte ak-tionærs ansvar at sikre, at Selskabet er i besiddelse af den korrekte elektroni-ske adresse. The Company must request registered shareholders for an electronic address to which notices can be sent, and it is the responsibility of each shareholder to ensure that the Company is in pos-session of a proper electronic address. 13 Bestyrelse Board of Directors 13.1 Til Selskabets bestyrelse vælger gene-ralforsamlingen mindst fire og højst syv medlemmer. The general meeting shall elect at least four and not more than seven direc-tors. 27

13.2 Bestyrelsesmedlemmer, som er valgt af generalforsamlingen, afgår på hvert års ordinære generalforsamling, men kan genvælges. The directors elected by the general meeting shall retire from office at each annual general meeting but shall be el-igible for re-election. 13.3 Bestyrelsen vælger af sin midte en for-mand og en næstformand. The board of directors elects a chair-man and a vice-chairman from among its members. 13.4 Beslutninger i bestyrelsen træffes, medmindre andet er aftalt, med almin-delig stemmeflerhed. I tilfælde af stemmelighed er formandens, og i hans/hendes forfald næstformandens, stemme udslagsgivende. Unless otherwise decided by the board of directors, decisions of the board of directors shall be decided by simple majority of votes. In the event of an equality of votes, the chairman, and in his/her absence the vice-chairman, shall have a casting vote. 13.5 Bestyrelsen træffer ved en forretnings-orden nærmere bestemmelse om udfø-relsen af sit hverv. The board of directors shall lay down rules of its proceedings. 13.6 Bestyrelsesmedlemmerne oppebærer The directors shall be remunerated an-nually as prescribed in the annual re-port for the relevant year. et årligt honorar, hvis samlede stør-relse skal fremgå af årsrapporten for det pågældende år. 13.7 Bestyrelsen kan meddele prokura, en-kel eller kollektiv. The board of directors may authorize one person alone or more persons jointly to sign for the Company by procuration. 14 Direktion Executive management 14.1 Bestyrelsen ansætter en direktion be-stående af mellem en og fire direktø-rer. Hvis direktionen består af flere di-rektører, skal én af disse udnævnes til administrerende direktør. The board of directors shall employ at least one but not more than four man-agers to comprise the Company's exec-utive management. Where more than one manager is employed, one of them 28 shall be appointed managing director. 14.2 Bestyrelsen er bemyndiget til at be-slutte at lade Selskabet skadesløsholde medlemmerne af direktionen samt Sel-skabets medarbejdere for visse krav, der er knyttet til deres rolle i Selska-bet. The board of directors is authorized to resolve to let the Company indemnify the members of executive manage-ment and the Company's employees for certain claims against these individuals in connection with their services to the Company. Selskabets skadesløsholdelse omfatter krav og rimelige sagsomkostninger, der er knyttet til den planlagte notering af selskabet i USA og/eller Selskabets efterfølgende status som noteret i USA. The Company's indemnification covers claims and reasonable legal costs aris-ing from the listing of the Company in the United States and/or the Compa-ny's subsequent status as listed in the United States. Selskabets skadesløsholdelse skal ikke omfatte følgende krav: However, the Company's indemnifica-tion shall not cover the following claims: 1) Krav mod en person, der gøres gældende efter dansk ret ved en dansk domstol, medmindre der er tale om krav, der er knyttet til noteringen af Selska-bet i USA og/eller Selskabets efterfølgende status som note-ret i USA, 1) Claims against a person according to Danish law raised before the Danish Courts, except claims aris-ing from the listing of the Company in the United States and/or the Company's subsequent status as listed in the United States, 2) krav mod en person som følge af skader med tilhørende sags-omkostninger, der skyldes kri-2) claims against a person for dam-ages and legal costs related to criminal and/or grossly negligent or willful acts or omissions committed by the person, minelle handlinger og/eller grov uagtsomhed eller forsæt-lige handlinger eller undladel-ser, der er begået af personen, 29

3) krav mod en person, som skyl-des opnåelse eller forsøg på at opnå en gevinst eller anden type fordel, som personen eller en nærtstående fysisk eller ju-ridisk person til personen ikke er berettiget til at opnå, og/el-ler 3) claims against a person, which is attributable to the gaining or pur-ported gaining of any profit or ad-vantage to which the individual or any related natural or legal person was not legally entitled, and/or 4) krav omfattet af forsikrings-dækning. Hvis forsikringssel-skabet nægter at dække krav af andre årsager end dem, der er nævnt oven for under pkt. 1 og 2, vil Selskabets skadesløshol-delse dække sådanne krav un-der forudsætning af, at Selska-bet i sådanne tilfælde er beret-tiget til på ethvert tidspunkt at 4) claims covered by insurance. If the insurance company refuses to pro-vide cover for reasons other than those mentioned in items 1 and 2 above, the Company's indemnifica-tion will cover such claims, pro-vided, however that the Company in such event shall be entitled at any time to represent the insured in respect of the insurance com-pany and shall automatically by subrogation enter into any and all rights under said insurance policy. repræsentere den under hensyntagen ringsselskabet, og forsikrede til forsik-Selskabet skal automatisk overtage samt-lige rettigheder i henhold til for-sikringspolicen. Selskabets skadesløsholdelse pr. krav pr. person er begrænset til maksimalt The indemnification shall be limited to a maximum amount per claim per per-son equivalent to the gross proceeds obtained by the Company in connection with the listing in the United States. det bruttoprovenu, Selskabet opnår forbindelse med noteringen i USA. i Skadesløsholdelsen skal opretholdes i The indemnification shall remain in force for a period of five years after the resignation of the indemnified person from such person's position with the Company, if the claims made within 5 år efter, at den skadesløsholdte per-son er fratrådt sin stilling hos Selska-bet, hvis de krav, der rejses inden for denne periode, er knyttet til personens tidligere hverv i Selskabet. 30 such period are related to such per-son's services to the Company. 15 Incitamentsaflønning Incentive Pay 15.1 Selskabet har udarbejdet overordnede retningslinjer for incitamentsaflønning af bestyrelsen og direktionen. Disse retningslinjer er forelagt og vedtaget af The Company has prepared a set of general guidelines for incentive pay to the board of directors and the execu-tive management. These guidelines have been presented to and adopted by the Company in general meeting. The guidelines are publicly available on the Company's website. Selskabets generalforsamling. Ret-ningslinjerne er offentligt tilgængelige på Selskabets hjemmeside. 16 Tegningsregel Signature Rules 16.1 Selskabet tegnes af bestyrelsens for-The Company shall be bound by the joint signatures of the chairman of the board of directors with the managing director; or the chairman of the board of directors jointly with one member of the board of directors; or one member of the board of managers jointly with two members of the board of directors; or the joint signatures of the managing director and one member of the board of managers; or all members of the board of directors jointly. mand i forening med den administre-rende direktør, eller af bestyrelsens formand i forening med et bestyrelses-medlem, eller af en direktør i forening med to bestyrelsesmedlemmer, eller af den administrerende direktør i forening med en direktør bestyrelse. eller af den samlede 17 Revisor Auditor 17.1 Selskabets årsrapport revideres af en The Company's annual report shall be audited by a state-authorized public accountant. statsautoriseret revisor. 17.2 Revisor vælges af den ordinære gene-ralforsamling for et år ad gangen. The auditor shall be elected by the an-nual general meeting for one year at a 31 time. 18 Årsrapport Annual Report 18.1 Selskabets året. regnskabsår er kalender-The financial year of the Company is the calendar year. 18.2 Selskabets årsrapport udarbejdes og The Company's annual report shall be prepared and submitted in English only. aflægges udelukkende på engelsk. 19 Selskabsmeddelelser Company Announcements 19.1 Selskabets offentliggørelse af informa-tion i henhold til gældende børslovgiv-ning, herunder selskabsmeddelelser, sker udelukkende på engelsk. The Company's disclosure of infor-mation pursuant to applicable securi-ties legislation, including company an-nouncements, shall be in English only. 20 Bilag Schedules 20.1 Bilag 8.1.a: Warrants (2011-1 em-Schedule 8.1.a: Warrants (2011-1 em-ployee incentive program), cf. Article 8.1 of the Articles of Association. ployee incentive program), jf. vedtæg-ternes § 8.1. 20.2 Bilag 8.1.c: Warrants (2012-1 em-ployee incentive program), jf. vedtæg-ternes § 8.1. Schedule 8.1.c: Warrants (2012-1 em-ployee incentive program), cf. Article 8.1 of the Articles of Association. 20.3 Bilag 8.1.f: Warrants (2014-1 em-ployee incentive program), jf. vedtæg-ternes § 8.1. Schedule 8.1.f: Warrants (2014-1 em-ployee incentive program), cf. Article 8.1 of the Articles of Association. 20.4 Bilag 8.1.g: Warrants (2015-1 em-ployee incentive program), jf. vedtæg-ternes § 8.1. Schedule 8.1.g: Warrants (2015-1 em-ployee incentive program), cf. Article 8.1 of the Articles of Association. 20.5 Bilag 8.4: Warrants (2015-2 og 2015-4 employee incentive program), jf. Schedule 8.4.: Warrants (2015-2 and 2015-4 employee incentive program), 32 vedtægternes § 8.1. og 8.4. cf. Article 8.1 and 8.4 of the Articles of Association. 20.6 Bilag 8.4.b: Warrants (2016-1 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.b: Warrants (2016-1 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.7 Bilag 8.4.d: Warrants (2016-3 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.d: Warrants (2016-3 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.8 Bilag 8.4.e: Warrants (2017-1 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.e: Warrants (2017-1 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.9 Bilag 8.4.i: Warrants (2018-1 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.i: Warrants (2018-1 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.10 Bilag 8.4.k: Warrants (2018-2 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.k: Warrants (2018-2 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.11 Bilag 8.4.l: Warrants (2019-1 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.l: Warrants (2019-1 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.12 Bilag 8.4.m: Warrants (2019-2 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.m: Warrants (2019-2 employee incentive program), cf. Arti-cle 8.4 of the Articles of Association. 20.13 Bilag 8.4.n: Warrants (2019-3 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.n: Warrants (2019-3 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. - 0 - - 0 - Vedtaget på bestyrelsesmøde afholdt den 5. Approved at the Board meeting held on 33 september 2019. 5 September 2019. 34

BILAG 8.1.A TIL VEDTÆGTER FOR EXHIBIT 8.1.A TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 4 GRANT OF WARRANTS .................................................................................... 4 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 5 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 5 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 6 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 6 PRAKTISK UDNYTTELSE AF WARRANTS ............................................................ 10 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................. 10 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS ............................ 11 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS ................................................................................................ 11 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ..................................................................... 11 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ........................................... 11 OMSÆTTELIGHED ........................................................................................ 18 TRANSFERABILITY ....................................................................................... 18 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS .................... 19 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ............................................................................................................... 19 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ...................................... 20 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ....... 20 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ........................... 21 COSTS RELATED TO THE ISSUE OF SHARES ..................................................... 21 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE .......................................................................................... 21 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES........ 21 INSIDERHANDEL ......................................................................................... 22 INSIDER TRADING ....................................................................................... 22 SKATTEMÆSSIGE FORHOLD .......................................................................... 23 TAX IMPLICATIONS ...................................................................................... 23 SPROG ...................................................................................................... 24 LANGUAGE ................................................................................................. 24 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 10. februar 2011 blev der i overensstemmelse med ved-tægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medar-At the board meeting held in Zealand Pharma A/S (the "Company") on February 2011, the following new provisions were adopted in ac-cordance with Article 8.1 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). bejdere rants"). ("Warrantindehaver") ("War-Bestyrelsen har besluttet at udstede op til 445.500 Warrants i Selskabet til tegning af op til 445.500 aktier til kr. 1,00 (nomi-nelt kr. 445.500) i henhold til vedtægter-nes punkt 8.1. 23.776 warrants er udnyt-tet den 21. marts 2015, 30.809 warrants er udnyttet den 11. april 2015, 17.981 warrants er udnyttet den 2. juni 2015, 8.265 warrants er udnyttet den 20. juni 2015, 62.008 warrants er udnyttet den 8. september 2015, 36.076 warrants er ud-nyttet den 26. september 2015, 143.078 warrants er udnyttet den 13. november 2015, 61.907 warrants er udnyttet den 4. december 2015, og herefter udestår 61.600 warrants. The Board of Directors has decided to issue up to 445,500 Warrants in the Company for the subscription of up to 445,500 shares of DKK 1.00 (nominally DKK 445,500) accord-ing to Article 8.1 of the Articles of Associa-tion. 23,776 warrants were exercised on 21 March 2015, 30,809 warrants were exercised on 11 April 2015, 17,981 warrants were ex-ercised on 2 June 2015, 8,265 warrants were exercised on 20 June 2015, 62,008 warrants were exercised on 8 September 2015, 36,076 warrants were exercised on 26 Sep-tember 2015, 143,078 warrants were exer-cised on 13 November 2015, 61,907 war-rants were exercised on 4 December 2015, and thus 61,600 warrants are outstanding. 1.2 Aftalen er del af en incitamentsordning, i henhold til hvilken visse af Selskabets medarbejdere tilbydes muligheden for at få tildelt Warrants i Selskabet med hen-blik på at sikre, at Selskabet og Warrant-indehaverne har en fælles interesse, og at alle således gør en indsats for, at Selska-bets værdi udvikler sig bedst muligt. The Agreement is part of an incentive pro-gramme according to which certain employ-ees of the Company are offered an oppor-tunity to receive Warrants in the Company in order to ensure that the Company and the Warrant Holders share common interests and that everyone is working to ensure that the value of the Company develops in the best possible way. 3

1.3 Tildelingen af Warrants er betinget af, at Warrantindehaveren enten er ansat i Sel-skabet i uopsagt stilling på datoen for denne Aftale eller er medlem af Selska-bets bestyrelse It is a condition for the grant of Warrants that the Warrant Holder is either employed with the Company and not under notice at the date of this Agreement or is a member of the Board of Directors of the Company. 1.4 Warrantindehaveren tiltræder automatisk ændringer i Selskabets vedtægter, i det omfang betingelserne for en beslutning om vedtægtsændringer er til stede. Amendments to the Company's Articles of Association shall automatically be accepted by the Warrant Holder to the extent that the conditions for the resolution to amend the Articles of Association exist. 1.5 Tegning af Warrants har fundet sted ved underskrivelse af individuelle warrantaf-taler ("Warrantaftaler"), som indeholder Warrantindehaverens navn og antal til-delte Warrants. The subscription for Warrants has taken place by signing of individual warrant agree-ments ("Warrant Agreement"), which con-tain the names of the Warrant Holder and the number of Warrants granted. 1.6 Warrants berettiger Warrantindehaveren til at tegne aktier på de nedenfor anførte betingelser. The Warrants entitle the Warrant Holder to subscribe the shares on the terms set out below. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Ligningslovens § 7H skal være gældende i videst muligt omfang. Selskabets revisor skal i sin lovpligtige erklæring anføre, i hvilket omfang betingelserne for anven-delse af § 7H er opfyldte. De øvrige War-rants skal være underlagt bestemmel-serne i ligningslovens § 28. Section 7H of the Danish Tax Assessment Act (in Danish "Ligningsloven") shall apply to the largest extent possible. The Company's au-ditor will in his statutory certification attest to which extent the conditions for the appli-cation of Section 7H are met. The remaining Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 4

2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets ejerbog skal der føres en fortegnelse over samtlige ud-stedte Warrants. In connection with the Company's register of owners, a register of all issued Warrants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 10. februar 2014 til og med 10. februar 2016 ("Udnyttelsesperioden") i de i punkt 3.2 anførte udnyttelses-vinduer. Warrants, der ikke er udnyttet på eller før sidste dag af Udnyttelsesperioden, bortfalder auto-matisk uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 10 February 2014 until (and including) 10 February 2016 ("Exercise Period") within the windows set forth in Clause 3.2. War-rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 5

4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Udover den almindelige udnyttelse af Warrants i henhold til punkt 3 kan Selska-bets bestyrelse efter eget skøn beslutte, at en ekstraordinær udnyttelse af War-rants kan finde sted, herunder i overens-stemmelse med - men ikke begrænset til - bestemmelserne i punkt 4.1.1 - 4.1.6. In addition to the ordinary exercise of War-rants as set out in Clause 3, the Board of Directors of the Company may, in their sole discretion, decide that Warrants may be ex-traordinarily exercised including, but not limited to, in accordance with Clauses 4.1.1 - 4.1.6 4.1.1 Såfremt Selskabets generalforsamling In the event that the Company's general meeting passes a resolution to liquidate the Company, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following this notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Com-pany whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the War-rants, the Warrants shall automatically be-come void without compensation, following the expiry of the time-limit, provided that the Company is finally liquidated as a result of the notified resolution. Any exercise of the Warrants must be in accordance with Clauses 5 and 6. træffer beslutning om likvidation af Sel-skabet, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give War-rantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsen-delse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om War-rants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse auto-matisk og uden kompensation efter udlø-bet af fristen, forudsat at Selskabet oplø-ses endeligt som følge af den meddelte beslutning. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6. 4.1.2 Såfremt generalforsamlingen træffer be-slutning om at fusionere Selskabet, og fu-sionen medfører, at Selskabet ophører, og bestyrelsen (efter eget skøn) vedta-In the event that the general meeting passes a resolution to merge the Company and such merger results in the Company being discon-tinued, and the Board of Directors (in their 6 ger, at Warrants som følge deraf kan ud-nyttes, skal Selskabet give Warrantinde-haveren skriftlig meddelelse herom. War-rantindehaveren har herefter en frist på to uger fra datoen for afsendelse af med-delelsen fra Selskabet til skriftligt at med-dele Selskabet, om Warrants ønskes ud-nyttet helt eller delvis. Selskabet skal håndtere Warrantindehaverens medde-lelse således, at aktierne er registreret i Warrantindehaverens depot senest fem handelsdage forud for sidste handelsdag for Selskabets aktier. Hvis Warrantinde-haveren ikke ønsker at udnytte Warrants, bortfalder disse automatisk og uden kom-pensation efter udløbet af fristen, forud-sat at Selskabet opløses endeligt som følge af den meddelte beslutning. Udnyt-telse af Warrants skal ske i overensstem-melse med punkt 5 og 6. sole discretion) decide that Warrants there-fore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such notification, the War-rant Holder shall notify the Company in writ-ing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the War-rants wholly or partly. The notice must in such case be processed by the Company so that the shares are registered in the Warrant Holder's depot at least five trading days be-fore the last day of trading of the Company's shares. If the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compen-sation, following the expiry of the time-limit, provided that the Company is finally discon-tinued as a result of the notified resolution. Any exercise of the Warrants must be in ac-cordance with Clauses 5 and 6. 4.1.3 I tilfælde af et frivilligt eller pligtmæssigt overtagelsestilbud i henhold til §§ 31 og 32 i lov om værdipapirhandel, og besty-relsen (efter eget skøn) vedtager, at War-rants som følge deraf kan udnyttes, skal In the event that a voluntary or mandatory public offer pursuant to Section 31 and 32 of the Danish Securities Trading Act is made, and the Board of Directors (in their sole dis-cretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Fol-lowing such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the War-rants and this Agreement will remain in full effect. Any exercise of the Warrants must be Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantinde-haveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Sel-skabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, skal Warrants og Aftalen fortsat være fuldt ud gældende. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 7

6. in accordance with Clauses 5 and 6. 4.1.3.1 eller Efter gennemførelse af et frivilligt pligtmæssigt overtagelsestilbud i Following completion of a voluntary or man-datory public offer pursuant to Section 31 and 32 of the Danish Securities Trading Act, the Board of Directors shall decide that War-rants may be exercised within a 4-week pe-riod. The Company shall notify the Warrant Holder in writing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the War-rants and this Agreement shall lapse. Any exercise of the Warrants must be in accord-ance with Clauses 5 and 6. henhold til §§ 31 og 32 i lov om værdipa-pirhandel skal bestyrelsen træffe beslut-ning om, at Warrants kan udnyttes inden for en 4 ugers periode. Selskabet skal give Warrantindehaveren skriftligt besked herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsen-delse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om War-rants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse og denne Aftale. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6. 4.1.4 Såfremt der indledes en tvangsindløsning af Selskabets aktier i henhold til selskabs-loven, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give War-In the event that a compulsory acquisition of the Company's shares pursuant to the Dan-ish Companies Act is initiated, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such noti-fication, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compensation, follow-ing the completion of the compulsory acqui-sition of the Company's shares pursuant to the Danish Companies Act. Any exercise of rantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsen-delse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om War-rants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse auto-matisk og uden kompensation efter gen-nemførelsen af tvangsindløsningen af Sel-skabets aktier i henhold til selskabsloven. Udnyttelse af Warrants skal ske i overens-stemmelse med punkt 5 og 6. 8 the Warrants must be in accordance with Clauses 5 and 6. 4.1.5 Såfremt Selskabets generalforsamling In the event that the Company's general meeting passes a resolution to delist the Company from NASDAQ OMX Copenhagen A/S, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the War-rants wholly or partly. The notice must be processed by the Company so that the shares are registered in the Warrant Holder's depot at least five trading days before the last day of trading of the Company's shares. In so far as the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compen-sation, following the completion of the delist-ing of the Company. Any exercise of the War-rants must be in accordance with Clauses 5 and 6. træffer beslutning om at afnotere Selska-bet fra NASDAQ OMX Copenhagen A/S, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantinde-haveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Sel-skabet, om Warrants ønskes udnyttet helt eller delvis. Selskabet skal håndtere War-rantindehaverens meddelelse således, at aktierne er registreret i Warrantindehave-rens depot senest fem handelsdage forud for sidste handelsdag for Selskabets ak-tier. Hvis Warrantindehaveren ikke øn-sker at udnytte Warrants, bortfalder disse automatisk og uden kompensation, efter at Selskabet er blevet afnoteret. Udnyt-telse af Warrants skal ske i overensstem-melse med punkt 5 og 6. 4.1.5.1 Efter gennemførelse af Selskabets Following completion of a delisting of the Company from NASDAQ OMX Copenhagen A/S, the Board of Directors shall decide that Warrants may be exercised two times a year within (the remaining part of) the Exercise Period. Any exercise of the Warrants must be in accordance with Clauses 5 and 6. afnotering fra NASDAQ OMX Copenhagen A/S skal bestyrelsen træffe beslutning om, at Warrants kan udnyttes to gange om året inden for (den resterende del af) Udnyttelsesperioden. Udnyttelse af War-rants skal ske i overensstemmelse med punkt 5 og 6. 4.1.6 Såfremt Selskabet beslutter at sælge de In the event that the Company decides to sell the most profitable and material assets 9 mest rentable og væsentligste af Selska-bets aktiver, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsen-delse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om War-rants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, skal Warrants og Afta-len fortsat være fuldt ud gældende. Ud-nyttelse af Warrants skal ske i overens-stemmelse med punkt 5 og 6. of the Company and the Board of Directors (in their sole discretion) decide that War-rants therefore may be exercised, the Com-pany shall notify the Warrant Holder in writ-ing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. In so far as the Warrant Holder does not wish to exercise the Warrants, the Warrants and this Agree-ment shall remain in full effect. Any exercise of the Warrants must be in accordance with Clauses 5 and 6. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Såfremt Warrantindehaveren ønsker at In the event that the Warrant Holder wishes to exercise a Warrant, the Warrant Holder shall - using the subscription form forwarded by the Company to the Warrant Holder - give written notice ("Exercise Notice") to the Company. The Exercise Notice will be deemed given by the Warrant Holder if the Exercise Notice was delivered to the Com-pany’s address (for the attention of the chairman of the Board of Directors) by regu-lar mail, registered mail, fax or courier after commencement and before the expiry of the relevant notice period. The Exercise Notice shall be duly completed. The Company is en-titled to change the practicalities in connec-tion with the exercise of the Warrants, and if so decided by the Company, the Warrant udnytte en Warrant, skal Warrantindeha-veren underrette Selskabet skriftligt herom - ved hjælp af den tegningsblan-ket, som Selskabet har tilsendt Warrant-indehaveren ("Udnyttelsesmeddelelse"). Udnyttelsesmeddelelsen betragtes som afgivet af Warrantindehaveren på tids-punktet for dets aflevering på Selskabets adresse (Att. bestyrelsesformanden) med almindelig post, anbefalet post, med fax eller pr. bud efter begyndelsen og før ud-løbet af den relevante afleveringsfrist. Udnyttelsesmeddelelsen skal være behø-rigt udfyldt. Selskabet har ret til at ændre i de praktiske forhold omkring udnyttelse af Warrants, og Warrantindehaveren vil blive underrettet skriftligt, hvis Selskabet beslutter dette. 10

Holder will be notified in writing by the Com-pany. 5.2 Samtidig med at give meddelelse om ud-nyttelse af Warrants skal Warrantindeha-veren indbetale et kontantbeløb til Sel-skabet svarende til det relevante teg-ningsbeløb fastsat i henhold til punkt 6. At the same time as giving notice of the ex-ercise of the Warrants, the Warrant Holder shall pay in cash to the Company an amount equal to the relevant subscription amount fixed under the terms of Clause 6. 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 77,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 77.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in this Agreement. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Såfremt der gennemføres visse define-rede ændringer i Selskabets kapitalfor-hold, som indebærer en reduktion eller en forøgelse af værdien af de tildelte War-rants, skal der foretages en regulering af Tegningskursen og/eller antallet af aktier, som kan tegnes ved udnyttelse af War-rants, således at værdien af Warrants for-bliver uændret med de undtagelser, der er gældende i henhold til Aftalen. Teg-ningskursen kan dog ikke fastsættes til In case that certain defined changes are made in the Company's capital structure which entail a reduction or increase of the value of the Warrants granted, there shall be an adjustment of the Subscription Price and/or the number of shares that can be subscribed for by exercising the Warrants, so that the value of the Warrants remains the same, with the exceptions set forth in this Agreement. However, the Subscription Price can never be adjusted to below par value. 11 under nominel værdi. Herudover er det en betingelse for reguleringen af antallet af aktier, som kan tegnes ved udnyttelse af Warrants, at Selskabets bestyrelse har fået tildelt den nødvendige bemyndigelse af generalforsamlingen til at udstede et sådant yderligere antal aktier i Selskabet. Further, it is a condition for any adjustment of the number of shares that can be sub-scribed for by exercising the Warrants that the Board of Directors of the Company has been granted the necessary authority by the general meeting to issue such additional number of shares in the Company. 7.2 Såfremt Selskabets kompetente instanser træffer endelig beslutning om at udstede fondsaktier (f.eks. udbytte i form af fondsaktier), inden Warrantindehaveren har udnyttet sine Warrants, skal Teg-Should the competent bodies of the Com-pany make a final decision to issue bonus shares (e.g. stock dividend) before the War-rant Holder has exercised his or her War-rants, the Subscription Price shall be multi-plied by the following factor: ningskursen multipliceres faktor: med følgende A A     (A  (A  B) B) 1 1   og antallet af aktier med hvor: and the number of shares by where: A: er Selskabets nominelle aktiekapital før udstedelse af fondsaktier, er den nominelle værdi af de fonds-aktier, der udstedes. A: is the Company's nominal share capi-tal before the issue of bonus shares; is the nominal value of the bonus shares to be issued. B: B: 7.3 Såfremt Selskabets kompetente instanser træffer endelig beslutning om at forhøje Selskabets aktiekapital ved tegning af nye aktier til en kurs, der er lavere end markedskursen, inden Warrantindehave-ren har udnyttes sine Warrants, skal Teg-ningskursen multipliceres med følgende faktor: Should the competent bodies of the Com-pany make a final decision to increase the Company's share capital by subscription of new shares at a price below market price be-fore the Warrant Holder has exercised his or her Warrants, the Subscription Price shall be multiplied by the following factor: 12

(A  k)  (B  t) (A  k)  (B  t)     (A  B)  k (A  B)  k 1 1   og antallet af aktier med hvor: and the number of shares by where: A: er Selskabets nominelle aktiekapital forud for kapitalforhøjelsen, er den nominelle forhøjelse af aktie-kapitalen, er aktiernes markedskurs forud for kapitalforhøjelsen er Tegningskursen på de nye aktier. A: is the Company's nominal share capi-tal before the capital increase; is the nominal increase of the share capital; is the market price of the shares be-fore the capital increase; is the Subscription Price for the new shares. B: B: k: k: t: t: 7.4 Såfremt Selskabets kompetente instanser træffer endelig beslutning om at ændre aktiernes nominelle værdi i forbindelse med en beslutning, hvorved Selskabets aktiekapital nedsættes ved hensættelse til en særlig fond og/eller til dækning af underskud, inden Warrantindehaveren har udnyttet sine Warrants, skal der hver-ken ske ændringer i Tegningskursen eller antallet af aktier. Warrantindehaveren beholder således sin ret til at tegne det samme antal aktier til Tegningskursen. Hver Warrant skal dog berettige Warrant-indehaveren til at tegne 1 aktie med den nye nominelle værdi, der er blevet beslut-tet af Selskabets kompetente instanser. Should the competent bodies of the Com-pany make a final decision to change the nominal value of the shares in connection with a decision whereby the share capital of the Company is reduced by allocation to a separate fund and/or cover of loss, before the Warrant Holder has exercised his or her Warrants, neither the Subscription Price nor the number of shares shall be amended. Consequently the Warrant Holder shall retain the right to subscribe for the same number of shares at the Subscription Price. However, each Warrant shall entitle the Warrant Holder to subscribe for 1 share of the new nominal value so decided by the competent bodies of the Company. 7.5 Såfremt Selskabets kompetente instanser træffer endelig beslutning om at ændre aktiernes nominelle værdi (uden samti-dige ændringer i Selskabets aktiekapital), f.eks. i situationer, der ikke er omfattet af Should the competent bodies of the Com-pany make a final decision to change the nominal value of the shares (without any other simultaneous changes of the capital of 13 punkt 7.4, inden Warrantindehaveren har udnyttes sine Warrants, skal Tegnings-kursen multipliceres med følgende faktor: the Company), e.g. in situations not com-prised by Clause 7.4, before the Warrant Holder has exercised his or her Warrants, the Subscription Price shall be multiplied by the following factor: A   B A 1   B  og antallet af aktier med hvor: 1  and the number of shares by where: A: er den nominelle værdi af hver enkel aktie efter ændring af aktiernes no-minelle værdi, er den nominelle værdi af hver enkel aktie før ændring af aktiernes nomi-nelle værdi. A: is the nominal value of each share af-ter the nominal value of the shares has been changed; is the nominal value of each share be-fore the nominal value of the shares has been changed. B: B: 7.6 Såfremt Selskabet i et hvilket som helst år beslutter at udbetale dividende, skal det pågældende beløb betragtes som ud-betaling til aktionærerne, hvilket vil inde-bære en regulering af Tegningskursen som følger: Should the Company within any year decide to distribute dividends, the amount shall be considered a distribution to the shareholders which shall result in an adjustment of the Subscription Price according to the following formula: u  (D  1) u  (D  1) D D TK1 = TK - hvor: TK1 = TK - where: TK: er Tegningskursen for Warrants TK: is the Subscription Price for the War-rants before the distribution of divi-dends; is the total amount of dividends; is the total number of shares in the Company. forud for udbetaling af dividende, er det totale dividendebeløb, det totale antal aktier i Selskabet. u: D: u: D: 14

7.7 Såfremt Selskabets aktiekapital nedsæt-tes ved udbetaling til aktionærerne til en højere kurs end markedskursen, skal Teg-ningskursen beregnes som følger: If the share capital of the Company is re-duced by means of payment to the share-holders at a price higher than the market price, the Subscription Price shall be calcu-lated as follows: B  (t  B  (t  k) k) A A TK1 = TK - hvor: TK1 = TK - where: TK: er Tegningskursen for Warrants TK: is the Subscription Price for Warrants before the reduction of the share cap-ital; is the nominal share capital of the Company before the reduction of the share capital; is the nominal reduction of the share capital; is the market price of the shares be-fore the reduction of capital; is the rate of the shares by which the share capital is reduced. forud for nedsættelse af aktiekapita-len, er Selskabets nominelle aktiekapital forud for nedsættelsen af aktiekapi-talen, er den nominelle nedsættelse af ak-tiekapitalen, er aktiernes markedskurs forud for kapitalnedsættelsen, er kursen på de aktier, hvormed ak-tiekapitalen nedsættes. A: A: B: B: k: k: t: t: 7.8 Såfremt Selskabets aktiekapital nedsæt-tes ved udbetaling til aktionærerne til en lavere kurs end markedskursen, skal Teg-ningskursen beregnes således: If the share capital of the Company is re-duced by payment to the shareholders at a price lower than the market price, the Sub-scription Price shall be calculated as follows: B  (k  t) B  (k  t) A TK1 = TK + where: A TK1 = TK + hvor: TK: is the Subscription Price for Warrants before the reduction of the share cap-ital; is the nominal share capital of the Company before the reduction of the share capital; TK: er Tegningskursen for Warrants forud for nedsættelsen af aktiekapi-talen, er Selskabets nominelle aktiekapital A: A: 15 forud for nedsættelsen af aktiekapi-talen, er den nominelle nedsættelse af ak-tiekapitalen, er aktiernes markedskurs forud for kapitalnedsættelsen, er kursen på de aktier, hvormed ak-tiekapitalen nedsættes. B: is the nominal reduction of the share capital; is the market price of the shares be-fore the reduction of capital; is the rate of the shares by which the share capital is reduced. B: k: k: t: t: 7.9 Såfremt Selskabet fusionerer som det fortsættende selskab, foretages ingen re-gulering af Tegningskursen eller af antal-let af aktier, der kan tegnes. If the Company participates in a merger as the continuing company, there shall be no adjustment of the Subscription Price or the number of shares that may be subscribed for. 7.10 Såfremt generalforsamlingen træffer be-slutning om at spalte Selskabet, skal War-rantindehaveren efter spaltningen have et antal Warrants med ret til at tegne aktier i det fortsættende selskab, som Warrant-indehaveren er eller ville have været an-sat i, eller, hvis Warrantindehaveren ikke er eller har været ansat i Selskabet, i det selskab, som Warrantindehaveren er nærmest knyttet til. Antallet af Warrants skal give Warrantindehaveren adgang til potentielt samme ejerandel, som en ud-nyttelse af alle Warrants forud for spalt-ningen ville have givet, justeret med for-holdet mellem værdien af de forskellige fortsættende selskaber. Herudover skal vilkårene for de fortsættende Warrants være de samme som anført i denne Af-tale. In the event that the general meeting passes a resolution to demerge the Company, the Warrant Holder shall – after the demerger – have the number of Warrants that shall en-title him/her to subscribe for shares in the receiving company by which the Warrant Holder is or would have been employed or, in the event that the Warrant Holder is not or has not been employed by the Company, the company with which the Warrant Holder has the closest relation. The number of War-rants shall entitle the Warrant Holder to the same potential stake that an exercise of all Warrants prior to the demerger would have resulted in, adjusted by the ratio between the values of the different surviving compa-nies. Moreover, the terms applying to the surviving Warrants shall be the same as the terms stipulated in this Agreement. 16

7.11 I andre tilfælde, hvor Selskabets kapital-forhold ændres, herunder ved udstedelse af warrants, konvertible gældsbreve eller lignende, således at værdien af de ud-stedte Warrants påvirkes, skal Tegnings-kursen for de tildelte Warrants så vidt muligt reguleres, således at værdien ikke forringes eller forøges, jf. dog punkt 7.14 forneden. In other cases of changes in the capital structure of the Company, including issuance of warrants, convertible debt instruments or the like, resulting in a change of the value of the issued Warrants, the Subscription Price for the granted Warrants shall to the extent possible be adjusted, so that the value is not reduced or increased, subject, however, to Clause 7.14 below. 7.12 Tegningskursen kan ikke reduceres til en lavere værdi end aktiernes nominelle værdi (kurs pari). Såfremt en regulering af Warrants, de skal sikre disses værdi, medfører, at kursen skal reduceres til un-der kurs pari, bortfalder Warrants, med-mindre Warrantindehaveren accepterer, at Tegningskursen forhøjes til kurs pari uden kompensation. The Subscription Price shall not be reduced to a price lower than the nominal value of the shares (par). If an adjustment of the Warrants to preserve their value would re-sult in the price being reduced to below par, the Warrants shall lapse, unless the Warrant Holder accepts that the Subscription Price is increased to par without compensation. 7.13 Såfremt aktiekapitalen nedsættes til If the share capital is reduced in order to cover losses, the number of shares that the Warrant Holder may subscribe for by exer-cising the Warrants shall be reduced (rounded down) proportionately to the nom-inal reduction of the capital, compared to the total nominal share capital of the Company before the reduction. dækning af underskud, skal antallet af ak-tier, som Warrantindehaveren kan tegne ved udnyttelse af Warrants, reduceres (nedrundet) i et forhold svarende til for-holdet mellem den nominelle kapitalned-sættelse og Selskabets samlede nomi-nelle aktiekapital før nedsættelsen. 7.14 Ved følgende ændringer i Selskabets ka-pitalforhold skal der ikke foretages regu-lering af Tegningskursen eller antallet af aktier, som Warrantindehaveren kan tegne: The following changes in the capital struc-ture of the Company shall not result in any adjustment of the Subscription Price or the number of shares that the Warrant Holder may subscribe for: (i) An increase or reduction of the Com-pany's capital at market price, includ-ing issue of shares according to Clause 7.1 in the Articles of Association of the (i) Forhøjelse eller nedsættelse af Sel-skabets aktiekapital til markeds-kurs, herunder udstedelse af aktier i 17 henhold til punkt 7.1 i Selskabets vedtægter. Company. (ii) Issue of shares, options, warrants or the like to employees of the Company or to employees of a group-related company and/or their fully owned companies for some or more of the employees, possibly at a favourable price, including but not limited to the issue of shares according to Clause 8.1 in the Articles of Association of the Company concerning warrants. (ii) Udstedelse af aktier, optioner, war-rants eller lignende til medarbejdere af Selskabet eller medarbejdere af et koncernforbundet selskab og/el-ler af disses helejede selskaber til enkelte eller flere medarbejdere, eventuelt til en favørkurs, herunder, men ikke begrænset til udstedelse af aktier i henhold til punkt 8.1 i Sel-skabets vedtægter vedrørende war-rants. (iii) Udstedelse af warrants, konvertible gældsbreve eller lignende til tredje-mand på sædvanlige markedsvilkår som led i mezzaninfinansiering eller dertil svarende finansiering. (iii) Issue of warrants, convertible debt in-struments or the like to third parties on usual market terms as part of mez-zanine financing or similar financing. 7.15 Såfremt antallet af nye aktier, som kan tegnes ved udnyttelse af Warrants, for-øges i overensstemmelse med dette punkt 7, skal Selskabets højeste aktieka-pital forøges tilsvarende. If the number of new shares that may be subscribed for by exercise of the Warrants is adjusted upwards in accordance with this Clause 7, the Company's maximum share capital shall be increased similarly. 8 Omsættelighed 8 Transferability 8.1 De enkelte Warrants er ikke-omsættelige instrumenter. Enhver form for overdra-gelse, pantsætning eller anden afståelse af en Warrant kan kun finde sted, hvis der indhentes forudgående skriftligt sam-tykke fra Selskabets bestyrelse, og kan blive tilladt, nægtet eller gøres betinget efter bestyrelsens absolutte skøn (med undtagelse af overdragelse i tilfælde af Each Warrant is a non-negotiable instru-ment. Any transfer, pledging or other assign-ment of a Warrant shall be subject to the prior written consent of the Board of Direc-tors of the Company, which may be granted, denied or conditioned in the absolute discre-tion of the Board of Directors of the Company (with the exception of a transfer due to the death of the Warrant Holder, in which case 18

Warrantindehaverens død, i hvilket til-fælde bestyrelsen skal godkende overdra-gelse til Warrantindehaverens nærmeste slægtninge). the Board of Directors shall approve a trans-fer mortis causa to the Warrant Holder’s closest relatives). 8.2 Warrants må ikke underkastes nogen form for tvangsfuldbyrdelse og må ikke stilles som sikkerhed over for tredjepart. The Warrants may not be subject to enforce-ment of any kind and may not be lodged as security towards a third party. 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Følgende vilkår skal være gældende for nye aktier tegnet ved udnyttelse af War-rants under denne Aftale: The following terms and conditions shall ap-ply to the new shares issued by the exercise of Warrants covered by this Agreement, (i) the existing shareholders shall not have any pre-emptive right to the new shares; (i) for de nye aktier gælder der ikke for-tegningsret for de eksisterende akti-onærer, (ii) the new shares issued on the basis of exercised Warrants shall be paid up in cash at the same date as the Exercise Notice is forwarded; (ii) de nye aktier udstedt på grundlag af udnyttede Warrants indbetales kon-tant samtidig med fremsendelse af Udnyttelsesmeddelelse, (iii) the new shares shall be issued in the holder's name and shall be registered in the name of the Warrant Holder in the Company's register of sharehold-ers; (iii) de nye aktier skal udstedes på navn og skal registreres i Warrantindeha-verens navn i Selskabets ejerbog, (iv) de nye aktier skal være omsæt-ningspapirer, (iv) the new shares shall be negotiable shares; (v) de nye aktier skal være frit omsæt-telige, (v) the new shares are freely transferable; (vi) the pre-emptive right of the new shares in connection with future capital (vi) for de nye aktier skal der ikke gælde 19 indskrænkninger i fortegningsretten ved fremtidige kapitalforhøjelser, increases shall not be limited; (vii) de nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra tidspunktet for den relevante kapi-talforhøjelses registrering hos Er-hvervs-og Selskabsstyrelsen, (vii) the new shares shall carry a right to dividend and other rights in the Com-pany as from the time when the rele-vant capital increase has been regis-tered by the Danish Commerce and Companies Agency; (viii) i tilfælde af generelle ændringer i aktiernes rettigheder skal de nye ak-tier give samme rettigheder som Selskabets øvrige aktier på udnyt-telsestidspunktet, og (viii) in case of any general changes in the rights of the shares in the Company, the new shares shall carry the same rights as the other shares in the Com-pany at the time of exercise; and (ix) Selskabet skal afholde omkostnin-gerne i forbindelse med udstedelse af Warrants i henhold til Aftalen og omkostningerne forbundet med ef-terfølgende udnyttelse af Warrants. Selskabets omkostninger i forbin-delse med udstedelse af Warrants i henhold til Aftalen og den dertil hø-rende kapitalforhøjelse anslås til at andrage højst kr. 200.000. (ix) the Company shall pay the costs in connection with the issue of Warrants pursuant to this Agreement and the costs in connection with the subse-quent exercise of the Warrants. The Company's costs in connection with the issue of Warrants pursuant to this Agreement and the related capital in-crease are estimated at maximum DKK 200,000. 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 445,500 (up to 445,500 shares at tegnes på grundlag af Warrants er nomi-nelt kr. 445.500 (op til 445.500 aktier à 20

kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Selskabet bærer samtlige omkostninger til børsmægler samt afregningshonorar forbundet med Warrantindehaverens ud-nyttelse af Warrants. All costs related to the stockbroker and set-tlement fees charged in connection with the Warrant Holder's exercise of the Warrants shall be borne by the Company. 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Med forbehold af bestemmelserne i punkt 12.2 forneden og i tilfælde af, at Warrant-indehaverens ansættelsesforhold hos Sel-skabet ophører forud for udnyttelse af (resterende) Warrants som følge af en af følgende grunde: Subject to Clause 12.2 below, and if the War-rant Holder’s employment with the Company is terminated prior to the exercise of the (re-maining) Warrants for one of the following reasons: (i) Warrantindehaverens fratrædelse (i) the Warrant Holder's retirement at the age provided for in the Warrant Hold-er's service contract, or because the Warrant Holder is entitled to the Dan-ish State Retirement Pension (in Dan-ish: "folkepension"); ved opnåelse af den fratrædelsesal-der, der er fastlagt i Warrantindeha-verens ansættelseskontrakt, eller fordi Warrantindehaveren bliver be-rettiget til folkepension, (ii) Warrantindehaverens opsigelse ansættelsesforholdet, forudsat af at (ii) the Warrant Holder's termination of the employment relationship, provided such termination is due to the Compa-ny's material breach (in Danish "grov misligholdelse") of the service con-tract; opsigelsen skyldes Selskabets grove misligholdelse af ansættelseskon-trakten, 21

(iii) Selskabets opsigelse af ansættel-sesforholdet uden varsel, forudsat at opsigelsen ikke skyldes Warrant-(iii) the Company's termination without no-tice of the employment relationship, provided such termination is not due to the Warrant Holder's breach (in Danish "misligholdelse") of the service con-tract; or indehaverens misligholdelse sættelseskontrakten, eller af an-(iv) Warrantindehaverens død, (iv) the Warrant Holder's death; then the Warrant Holder/the estate of the er Warrantindehaveren/ Warrantindeha-verens bo berettiget til at beholde sine Warrants. Warrant Holder shall be allowed to keep his or her Warrants. 12.2 Samtlige Warrants bortfalder automatisk og uden kompensation i tilfælde af, at Warrantindehaverens ansættelsesforhold hos Selskabet ophører forud for udnyttel-sen af Warrants af andre grunde end dem, der er nævnt i punkt 12.1, (i) - (iv) for-oven. All of the Warrants shall lapse automatically and without compensation if the Warrant Holder's employment with the Company is terminated prior to the exercise of the War-rants for reasons other than the reasons listed in Clause 12.1, item (i) to (iv) above. 13 Insiderhandel 13 Insider Trading 13.1 Salg af aktier, der er tegnet gennem ud-nyttelse af Warrants er underlagt de til enhver tid gældende bestemmelser om insiderhandel, herunder Selskabets in-terne regler om handel med værdipapirer udstedt af Selskabet. Sale of shares subscribed for by any exercise of Warrants is subject to the provisions on insider trading applicable at any time, in-cluding the Company's internal rules govern-ing trade in securities issued by the Com-pany. 22

14 Skattemæssige forhold 14 Tax Implications 14.1 Det er aftalt, at ligningslovens § 7H skal være gældende for Warrants i videst mu-ligt omfang, jf. punkt 2.1. Ellers skal War-rants være underlagt bestemmelserne i ligningslovens § 28, jf. punkt 2.1 It has been agreed that Section 7H of the Danish Tax Assessment Act (in Danish: "Ligningsloven") shall apply to the Warrants to the largest extent possible, cf. Clause 2.1. Otherwise, the Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act, cf. Clause 2.1. 14.2 Selskabet forpligter sig til at anmode re-visor om at attestere, i hvilket omfang, dvs. for hvilket antal af Warrants, lig-ningslovens § 7H er gældende. Desuden forpligter Selskabet sig til at fremsende revisorens erklæring vedrørende opfyl-delse af betingelserne i ligningslovens § 7H samt en kopi af Warrantaftalerne til de danske skattemyndigheder. The Company undertakes to request the au-ditor of the Company to certify to which ex-tent, i.e. to which amount of Warrants, Sec-tion 7H of the Danish Tax Assessment Act is applicable. The Company further undertakes to send the auditor's statement regarding fulfilment of the conditions under Section 7H of the Danish Tax Assessment Act as well as a copy of the Warrant Agreements to the Danish Tax Authorities. 14.3 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverne som følge af Warrantaftalerne, de ud-stedte Warrants eller de erhvervede ak-tier gennem udnyttelse af disse Warrants er alene Warrantindehavernes ansvar og er Selskabet uvedkommende, herunder det forhold, at skattemyndighederne måtte finde, at betingelserne for, at lig-ningslovens § 7H er gældende, ikke er op-fyldt. Warrantindehaverne er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-lerne. All tax obligations and consequences to the Warrant Holders resulting from the Warrant Agreements, the Warrants issued or the shares acquired by the exercise of such War-rants, are the sole responsibility of the War-rant Holders and of no concern to the Com-pany, including the situation where the tax authorities should find that the conditions for Section 7H of the Danish Tax Assessment Act being applicable are not fulfilled. 14.4 The Warrant Holders are strongly encour-aged to seek tax advice in connection with entering into the Warrant Agreements. 23

15 Sprog 15 Language 15.1 I tilfælde af uoverensstemmelser mellem den danske og den engelske version af dette bilag skal den danske version være gældende. In case of disagreements between the Dan-ish and the English version of this the Danish version shall prevail exhibit, 70066590\3557428v1 * 24

BILAG 8.1.C TIL VEDTÆGTER FOR EXHIBIT 8.1.C TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS INDHOLDSFORTEGNELSE/TABLE OF CONTENTS .................................................................. 2 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 4 GRANT OF WARRANTS .................................................................................... 4 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 5 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 5 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 6 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 6 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 6 OMSÆTTELIGHED .......................................................................................... 6 TRANSFERABILITY ......................................................................................... 6 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 7 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 7 INSIDERHANDEL ........................................................................................... 7 INSIDER TRADING ......................................................................................... 7 SKATTEMÆSSIGE FORHOLD ............................................................................ 7 TAX IMPLICATIONS ........................................................................................ 7 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 10. februar 2012 blev der i overensstemmelse med ved-tægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medar-At the board meeting held in Zealand Pharma A/S (the "Company") on 10 February 2012, the following new provisions were adopted in accordance with Article 8.1 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). bejdere rants"). ("Warrantindehaver") ("War-Bestyrelsen har besluttet at udstede op til 240.250 warrants i Selskabet til tegning af op til 240.250 aktier til kr. 1,00 (nomi-nelt kr. 240.250) i henhold til vedtægter-nes punkt 8.1. 6.250 warrants er udnyttet den 21. marts 2015, 8.399 warrants er udnyttet den 11. april 2015, 4.750 war-rants er udnyttet den 20. juni 2015, 12.600 warrants er udnyttet den 8. sep-tember 2015, 13.197 warrants er udnyt-tet den 26. september 2015, 18.000 war-rants er udnyttet den 13. november 2015, 1.563 warrants er udnyttet den 4. decem-ber 2015, 16.613 warrants er udnyttet den 30. marts 2016, 24.928 warrants er udnyttet den 14. april 2016, 8.000 war-rants er udnyttet den 26. maj 2016, 5.250 warrants er udnyttet den 16. juni 2016, 7.400 warrants er udnyttet den 6. sep-tember 2016, 25.250 warrants er udnyt-tet den 23. september 2016, 8.200 war-rants er udnyttet den 17. november 2016, 35.851 warrants er udnyttet den 25. no-vember 2016, 13.999 warrants er udnyt-tet den 8. december 2016, og herefter udestår 30.000 warrants. The Board of Directors has decided to issue up to 240,250 Warrants in the Company for the subscription of up to 240,250 shares of DKK 1.00 (nominally DKK 240,250) accord-ing to Article 8.1 of the Articles of Associa-tion. 6,250 warrants were exercised on 21 March 2015, 8,399 warrants were exercised on 11 April 2015, 4,750 warrants were exer-cised on 20 June 2015, 12,600 warrants were exercised on 8 September 2015, 13,197 warrants were exercised on 26 Sep-tember 2015, 18,000 warrants were exer-cised on 13 November 2015, 1,563 warrants were exercised on 4 December 2015, 16,613 warrants were exercised on 30 March 2016, 24,928 warrants were exercised on 14 April 2016, 8,000 warrants were exercised on 26 May 2016, 5,250 warrants were exercised on 16 June 2016, 7,400 warrants were exer-cised on 6 September 2016, 25,250 warrants were exercised on 23 September 2016, 8,200 warrants were exercised on 17 No-vember 2016, 35,851 warrants were exer-cised on 25 November 2016, 13,999 war-rants were exercised on 8 December 2016, and thus 30,000 warrants are outstanding. 3

1.2 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantafta-ler ("Warrantaftaler"). The subscription of Warrants took place by electronically signing of warrant agreements (the "Warrant Agreements") 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A til Selskabets vedtægter anførte vilkår, dog The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A of the Arti-cles of Association of the Company. How-ever, the following amendments to exhibit 8.1.A shall apply: gælder følgende modifikationer 8.1.A: til bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 10. februar 2012 ("Warrants") i Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 10 February 2012 (the "Warrants") in ac-cordance with the terms set forth in this Agreement and the Company's Articles of As-sociation. overensstemmelse med vilkårene len og Selskabets vedtægter. i Afta-2.2 Tildeling af Warrants sker uden ning. bereg-The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 4

3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 10. februar 2015 til og med 10. februar 2017 ("Udnyttelseseprioden") inden for de ud-nyttelsesvinduer anført i punkt 3.2. War-rants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperio-den, bortfalder automatisk og bliver ugyl-dige uden yderligere varsel og/eller kom-pensation til Warrantindehaveren. The Warrants may be exercised in the period from 10 February 2015 until (and including) 10 February 2017 ("Exercise Period") within the windows set forth in Clause 3.2. War-rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Såfremt Warrantindehaveren ønsker at In the event that the Warrant Holder wishes to exercise Warrants, the Warrant Holder shall electronically give notice to the Com-pany by using the IT system available on udnytte en Warrant, skal Warrantindeha-veren underrette Selskabet elektronisk herom ved hjælp af det IT-system, der er 5 tilgængelig i "Aktionærportalen" på Sel-skabets hjemmeside. Selskabet har ret til at ændre i de praktiske forhold omkring udnyttelse af Warrants, og Warrantinde-haveren vil blive underrettet skriftligt, hvis Selskabet beslutter dette. "Aktionærportalen" on the Company's web-site. The Company is entitled to change the practicalities in connection with exercise of the Warrants and if so decided by the Com-pany. The Warrant Holder will be notified in writing by the Company. 5.2 Samtidig med at give meddelelse om ud-nyttelse af Warrants skal Warrantindeha-veren indbetale et kontantbeløb til Sel-skabet svarende til det relevante teg-ningsbeløb fastsat i henhold til punkt 6. At the same time as giving notice of the ex-ercise of the Warrants, the Warrant Holder shall pay in cash to the Company an amount equal to the relevant subscription amount fixed under the terms of Clause 6. 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 77,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 77.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in this Agreement. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 6

9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 240,250 (up to 240,250 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 240.250 (op til 240.250 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 28. bestem-Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment 7

Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverne som følge af Warrantaftalerne, de ud-stedte Warrants eller de erhvervede ak-tier gennem udnyttelse af disse Warrants er alene Warrantindehavernes ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaverne er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-lerne. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). 70066590\3563662v2 * 8

BILAG 8.1.F TIL VEDTÆGTER FOR EXHIBIT 8.1.F TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 5 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 5 OMSÆTTELIGHED .......................................................................................... 6 TRANSFERABILITY ......................................................................................... 6 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 6 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS .................................................................................................. 6 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 6 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 6 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 6 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 6 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 6 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 6 INSIDERHANDEL ........................................................................................... 7 INSIDER TRADING ......................................................................................... 7 SKATTEMÆSSIGE FORHOLD ............................................................................ 7 TAX IMPLICATIONS ........................................................................................ 7 SPROG ........................................................................................................ 7 LANGUAGE ................................................................................................... 7 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 1. april 2014 blev der i overensstemmelse med vedtægter-nes punkt 8.1 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 1 April 2014, the following new provisions were adopted in accordance with Article 8.1 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the "Warrant Holder") ("War-rants"). Bestyrelsen har besluttet at udstede op til 100.000 warrants i Selskabet til teg-ning af op til 100.000 aktier til kr. 1,00 (nominelt kr. 100.000) i henhold til ved-tægternes punkt 8.1. 28.000 warrants er udnyttet den 14. december 2018 og The Board of Directors has decided to issue up to 100,000 Warrants in the Company for the subscription of up to 100,000 shares of DKK 1.00 (nominally DKK 100,000) accord-ing to Article 8.1 of the Articles of Associa-tion. 28,000 warrants were exercised on 14 December 2018 and 72,000 warrants were exercised on 15 March 2019, and. thus all warrants were exercised. 72.000 warrants er udnyttet marts 2019, og hermed er alle udnyttet. den 15. warrants 1.2 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gæl-der endvidere følgende modifikationer til The Warrants entitle the Warrant Holder to subscribe for shares on the terms and con-ditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: bilag 8.1.A som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to det antal warrants i Selskabet, som er anført i Selskabets meddelelse til War-3 rantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 1. april 2014 ("War-rants") i overensstemmelse med vilkåre-ne i Aftalen og Selskabets vedtægter. the Warrant Holder made available at "Ak-tionærportalen" at the website of the Com-pany on 1 accordance Agreement Association. April 2014 (the "Warrants") in with the terms set forth in this and the Company's Articles of 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevan-te bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued Warrants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 1. The Warrants may be exercised in the peri-od from 1 April 2017 until (and including) 1 April 2019 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will au-tomatically lapse and become void without any further notice and/or compensation to the Warrant Holder. april 2017 til og med 1. april 2019 ("Ud-nyttelsesperioden") inden for de udnyt-telsesvinduer anført i punkt 3.2. War-rants, der ikke er blevet udnyttet på el-ler inden den sidste dag i Udnyttelsespe-rioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller perio-Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports 4 deregnskab (henholdsvis 3, 6 eller 9 måneder). (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine War-rants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gan-gen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af rants War-4 Extraordinary Warrants Exercise of the 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 75,90 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 75.90 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres ført i Aftalen. som an-The Subscription Price may be regulated as set out in this Agreement. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain de-fined Changes in the Company's 5

Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 100,000 (up to 100,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or re-duced in accordance with the provisions on adjustment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 100.000 (op til 100.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til be-stemmelserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - 12 Cease of Employment Status - Warrant Holders who are Employ-Warrantindehavere, der er medar-6 bejdere ees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 28. bestem-Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er ale-ne Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrant-aftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). 70076035\5231256v5 * 5 September 2019 7

BILAG 8.1.G TIL VEDTÆGTER FOR EXHIBIT 8.1.G TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 6 OMSÆTTELIGHED .......................................................................................... 6 TRANSFERABILITY ......................................................................................... 6 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 6 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 6 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 6 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 6 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 6 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 6 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 7 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 7 INSIDERHANDEL ........................................................................................... 7 INSIDER TRADING ......................................................................................... 7 SKATTEMÆSSIGE FORHOLD ............................................................................ 7 TAX IMPLICATIONS ........................................................................................ 7 SPROG ........................................................................................................ 7 LANGUAGE ................................................................................................... 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 25. marts 2015 blev der i overensstemmelse med ved-tægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medar-At the board meeting held in Zealand Pharma A/S (the "Company") on 25 March 2015, the following new provisions were adopted in ac-cordance with Article 8.1 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). bejdere rants"). ("Warrantindehaver") ("War-1.2 Bestyrelsen har besluttet at udstede op til 100.000 warrants i Selskabet til tegning af op til 100.000 aktier til kr. 1,00 (nomi-nelt kr. 100.000) i henhold til vedtægter-nes punkt 8.1. The Board of Directors has decided to issue up to 100,000 Warrants in the Company for the subscription of up to 100,000 shares of DKK 1.00 (nominally DKK 100,000) accord-ing to Article 8.1 of the Articles of Associa-tion. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-lag 8.1.A som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 25. marts 2015 ("Warrants") i Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 3 overensstemmelse med vilkårene len og Selskabets vedtægter. i Afta-25 March 2015 (the "Warrants") in accord-ance with the terms set forth in this Agree-ment and the Company's Articles of Associa-tion. 2.2 Tildeling af Warrants sker uden ning. bereg-The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 25. marts 2018 til og med 25. marts 2020 ("Udnyttelsesperioden") inden for de ud-nyttelsesvinduer anført i punkt 3.2. War-rants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperio-den, bortfalder automatisk og bliver ugyl-dige uden yderligere varsel og/eller kom-pensation til Warrantindehaveren. The Warrants may be exercised in the period from 25 March 2018 until (and including) 25 March 2020 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 4

3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 127,05 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 127,05 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in this Agreement. 5

7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 100,000 (up to 100,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 100.000 (op til 100.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 6

11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 28. bestem-Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 5 September 2019 7

BILAG 8.4 TIL VEDTÆGTER FOR EXHIBIT 8.4 TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 4 GRANT OF WARRANTS .................................................................................... 4 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 9 LANGUAGE ................................................................................................... 9 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 5. maj 2015 blev der i overensstemmelse med vedtægter-nes punkt 8.1 og 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medar-At the board meeting held in Zealand Pharma A/S (the "Company") on 5 May2015, the fol-lowing new provisions were adopted in ac-cordance with Articles 8.1 and 8.4 of the Ar-ticles of Association concerning the issuing of warrants to certain employees of the Com-pany (the "Warrant Holder") ("Warrants"). bejdere rants"). ("Warrantindehaver") ("War-Bestyrelsen har besluttet at udstede op til 412.609 warrants i Selskabet til tegning af op til 412.609 aktier til kr. 1,00 (nomi-The Board of Directors has decided to issue up to 412,609 Warrants in the Company for the subscription of up to 412,609 shares of DKK 1.00 (nominally DKK 412,609) accord-ing to Articles 8.1 and 8.4 of the Articles of Association. 16,500 warrants issued under this program has lapsed per 14 December 2018. 7,500 warrants were exercised on 14 September 2018, 18,250 warrants were ex-ercised on 5 April 2019, 45,539 warrants were exercised on 28 May 2019, 89,315 war-rants were exercised on 14 June 2019, and 16,500 warrants were exercised on 23 Au-gust 2019. As a result of exercise/lapse of warrants, the number of warrants available for exercise has been reduced to 219,005 warrants. nelt kr. 412.609) i til vedtægternes punkt 8.1 og 8.4. 16.500 warrants ud-stedt under dette program er pr. 14. de-cember 2018 bortfaldet. 7.500 warrants er udnyttet den 14. september 2018, 18.250 warrants er udnyttet den 5. april 2019, 45.539 warrants er udnyttet den 28. maj 2019, 89.315 warrants er udnyt-tet den 14. juni 2019, og 16.500 warrants er udnyttet den 23. august 2019. Som følge af dels udnyttelse dels bortfald af warrants, er det udestående antal war-rants, der kan udnyttes, reduceret til 219.005 warrants. 1.2 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association 3 endvidere følgende modifikationer til bi-of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 5. maj 2015 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 5 May 2015 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 5. The Warrants may be exercised in the period from 5 May 2018 until (and including) 5 May 2020 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically maj 2018 til og med 5. maj 2020 ("Udnyt-telsesperioden") inden for de udnyttelses-vinduer, der er anført i punkt 3.2. War-rants, der ikke er blevet udnyttet på eller 4 inden den sidste dag i Udnyttelsesperio-den, bortfalder automatisk og bliver ugyl-dige uden yderligere varsel og/eller kom-pensation til Warrantindehaveren. lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription 5

101,20 ("Tegningskursen"). price of DKK 101.20 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6 med disse Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 412,609 (up to 412,609 shares at DKK 1.00 each) and the minimum amount is tegnes på grundlag af Warrants er nomi-nelt kr. 412.609 (op til 412.609 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 7 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 28. bestem-Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 8

15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 5 September 2019 9

BILAG 8.4.B TIL VEDTÆGTER FOR EXHIBIT 8.4.B TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 5. april 2016 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 5 April 2016, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 347.250 warrants i Selskabet til tegning af op til 347.250 aktier til kr. 1,00 (nomi-nelt kr. 347.250) i henhold til vedtægter-nes punkt 8.4. 25.500 warrants udstedt under dette program er pr. 14. december 2018 bortfaldet. Som følge af bortfald af warrants, er det udestående antal war-rants, der kan udnyttes, reduceret til 321.750 warrants. The Board of Directors has decided to issue up to 347,250 Warrants in the Company for the subscription of up to 347,250 shares of DKK 1.00 (nominally DKK 347,250) accord-ing to Articles 8.4 of the Articles of Associa-tion. 25,500 warrants issued under this pro-gram has lapsed per 14 December 2018. As a result of lapse of warrants, the number of warrants available for exercise has been re-duced to 321,750 warrants. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført Each Warrant Holder has been granted such number of warrants in the Company as set 3

i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 5. april 2016 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 5 April 2016 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 5. The Warrants may be exercised in the period from 5 April 2019 until (and including) 5 April 2021 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. april 2019 til og med 5. april 2021 ("Ud-nyttelsesperioden") inden for de udnyttel-sesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelses-perioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual 4

på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 142,45 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 142.45 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Notwithstanding anything set out in the Agreement, in the event that the Warrant 5

Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6 ter modtagelsen af udnyttelsesmeddelel-sen. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 347,250 (up to 347,250 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 347.250 (op til 347.250 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 7

11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 28. bestem-Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 5 September 2019 8

BILAG 8.4.D TIL VEDTÆGTER FOR EXHIBIT 8.4.D TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. juli 2016 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 15 July 2016, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 40.000 warrants i Selskabet til tegning af op til 40.000 aktier til kr. 1,00 (nominelt kr. 40.000) i henhold til vedtægternes punkt 8.4. The Board of Directors has decided to issue up to 40,000 Warrants in the Company for the subscription of up to 40,000 shares of DKK 1.00 (nominally DKK 40,000) according to Articles 8.4 of the Articles of Association. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 15 July 2016 (the "Warrants") in accordance with the terms set forth in this Agreement 3 lig den 15. juli 2016 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 15. juli 2019 til og med 15. juli 2021 ("Udnyt-telsesperioden") inden for de udnyttelses-vinduer, der er anført i punkt 3.2. War-rants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperio-den, bortfalder automatisk og bliver ugyl-dige uden yderligere varsel og/eller kom-pensation til Warrantindehaveren. The Warrants may be exercised in the period from 15 July 2019 until (and including) 15 July 2021 ("Exercise Period") within the win-dows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 4

3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 138,60 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 138.60 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares 5 fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6

7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 40,000 (up to 40,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 40.000 (op til 40.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 7

12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 7 P. bestem-Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 5 September 2019 8

BILAG 8.4.E TIL VEDTÆGTER FOR EXHIBIT 8.4.E TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 6. april 2017 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 6 April 2017, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 424.000 warrants i Selskabet til tegning af op til 424.000 aktier til kr. 1,00 (nomi-nelt kr. 424.000) i henhold til vedtægter-nes punkt 8.4. 43.000 warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal war-rants, der kan udnyttes, reduceret til 381.000 warrants. The Board of Directors has decided to issue up to 424,000 Warrants in the Company for the subscription of up to 424,000 shares of DKK 1.00 (nominally DKK 424,000) accord-ing to Articles 8.4 of the Articles of Associa-tion. 43,000 warrants issued under this pro-gram has lapsed per 28 February 2019. As a result of lapse of warrants, the number of warrants available for exercise has been re-duced to 381,000 warrants. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført Each Warrant Holder has been granted such number of warrants in the Company as set 3

i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 6. april 2017 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 6 April 2017 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 6. The Warrants may be exercised in the period from 6 April 2020 until (and including) 6 April 2022 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. april 2020 til og med 6. april 2022 ("Ud-nyttelsesperioden") inden for de udnyttel-sesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelses-perioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual 4

på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 135,30 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 135.30 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Notwithstanding anything set out in the Agreement, in the event that the Warrant 5

Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6 ter modtagelsen af udnyttelsesmeddelel-sen. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 424,000 (up to 424,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 424.000 (op til 424.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 7

11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 7 P. bestem-Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 5 September 2019 8

BILAG 8.4.I TIL VEDTÆGTER FOR EXHIBIT 8.4.I TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 22. maj 2018 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 22 May 2018, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 515.500 warrants i Selskabet til tegning af op til 515.500 aktier til kr. 1,00 (nomi-nelt kr. 515.500) i henhold til vedtægter-nes punkt 8.4. 5.500 warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal war-rants, der kan udnyttes, reduceret til 510.000 warrants The Board of Directors has decided to issue up to 515,500 Warrants in the Company for the subscription of up to 515,500 shares of DKK 1.00 (nominally DKK 515,500) accord-ing to Articles 8.4 of the Articles of Associa-tion. 5,500 warrants issued under this pro-gram has lapsed per 28 February 2019. As a result of lapse of warrants, the number of warrants available for exercise has been re-duced to 510,000 warrants. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført Each Warrant Holder has been granted such number of warrants in the Company as set 3

i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 22. maj 2018 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 22 May 2018 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 22. maj 2021 til og med 22. maj 2023 ("Ud-nyttelsesperioden") inden for de udnyttel-sesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelses-perioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 22 May 2021 until (and including) 22 May 2023 ("Exercise Period") within the win-dows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual 4

på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 100,80 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 100.80 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Notwithstanding anything set out in the Agreement, in the event that the Warrant 5

Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6 ter modtagelsen af udnyttelsesmeddelel-sen. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 515,500 (up to 515,500 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 515.500 (op til 515.500 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 7

11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 7 P. bestem-Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 5 September 2019 8

BILAG 8.4.K TIL VEDTÆGTER FOR EXHIBIT 8.4.K TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 8 CEASE OF EMPLOYMENT STATUS ...................................................................... 8 INSIDERHANDEL ........................................................................................... 9 INSIDER TRADING ......................................................................................... 9 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 TAX IMPLICATIONS ........................................................................................ 9 SPROG ........................................................................................................ 9 LANGUAGE ................................................................................................... 9 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. oktober 2018 blev der i overensstemmelse med ved-tægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medar-At the board meeting held in Zealand Pharma A/S (the "Company") on 15 October 2018, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). bejdere rants"). ("Warrantindehaver") ("War-1.2 Bestyrelsen har besluttet at udstede op til 40.000 warrants i Selskabet til tegning af op til 40.000 aktier til kr. 1,00 (nominelt kr. 40.000) i henhold til vedtægternes punkt 8.4. The Board of Directors has decided to issue up to 40,000 Warrants in the Company for the subscription of up to 40,000 shares of DKK 1.00 (nominally DKK 40,000) according to Article 8.4 of the Articles of Association. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-lag 8.1.A som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 15. oktober 2018 ("Warrants") i Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 15 October 2018 (the "Warrants") in accord-3 overensstemmelse med vilkårene len og Selskabets vedtægter. i Afta-ance with the terms set forth in this Agree-ment and the Company's Articles of Associa-tion. 2.2 Tildeling af Warrants sker uden ning. bereg-The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 15. oktober 2021 til og med 15. oktober 2023 ("Udnyttelsesperioden") inden for de ud-nyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttel-sesperioden, bortfalder automatisk og bli-ver ugyldige uden yderligere varsel og/el-ler kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 15 October 2021 until (and including) 15 October 2023 ("Exercise Period") within the windows set forth in Clause 3.2. War-rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 4

3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 90,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 90.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares 5 fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6

7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 40,000 (up to 40,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 40.000 (op til 40.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 7

12 Ophør af ansættelsesforholdet 12 Cease of Employment Status 12.1 Hvis Warrantindehaveren opsiger ansæt-telsesforholdet, der er indgået med Sel-skabet, hvis ansættelseskontrakten opsi-ges af Selskabet begrundet i Warrantin-dehaverens grove misligholdelse af an-sættelsesforholdet, eller hvis Warrantin-dehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uud-nyttede Warrants - uanset om de kan ud-nyttes eller ej (er "modnede") - straks og uden kompensation. If the Warrant Holder terminates the em-ployment with the Employer, if the employ-ment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have be-come exercisable or not ("vested") - will lapse immediately without any compensation being payable. 12.2 Hvis Selskabet opsiger ansættelsesforhol-det, og opsigelsen ikke skyldes Warrant-indehaverens grove misligholdelse af an-sættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantinde-haverens død, kan Warrants, som er mod-nede (se punkt 12.3) på tidspunktet for udløbet af opsigelsesperioden, udnyttes senest inden for det førstkommende ordi-nære udnyttelsesvindue efter udløbet af opsigelsesperioden. Warrants, der ikke udnyttes som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er modnede ved opsigelsesperiodens udløb, bortfalder uden kompensation til War-rantindehaveren. If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation-ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 12.3) on the date of termination of notice being served may be exercised at the latest in the first ordinary exercise window following the date of the termination notice being served. Warrants not exercised as set out in this Clause 0 will lapse without any compensation being paya-ble. For the avoidance of doubt, Warrants that are not vested on the date of the termi-nation notice being served shall lapse with-out any compensation being payable to the Warrant Holder. 12.3 Warrants shall vest monthly starting on 15 October 2018 and ending on 15 Octo-ber 2021. Warrants shall vest monthly starting on 15 October 2018 and ending on 15 October 2021. 8

12.4 Hvis Warrantindehaveren opsiger ansæt-telsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at ud-nytte Warrrants i henhold til betingel-serne i Aftalen, som om Warrantindeha-veren stadig var ansat i Selskabet. If the Warrant Holder terminates the em-ployment and the termination is due to the material breach by the Employer, the War-rant Holder is entitled to exercise Warrants in accordance with the terms set out in this Agreement as if the Warrant Holder was still employed with the Company. 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Samtlige skattemæssige forpligtelser og All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. 14.2 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 5 September 2019 9

BILAG 8.4.L TIL VEDTÆGTER FOR EXHIBIT 8.4.L TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 10. april 2019 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 10 April 2019, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 397.750 warrants i Selskabet til tegning af op til 397.750 aktier til kr. 1,00 (nomi-nelt kr. 397.750) i henhold til vedtægter-nes punkt 8.4. The Board of Directors has decided to issue up to 397,750 Warrants in the Company for the subscription of up to 397,750 shares of DKK 1.00 (nominally DKK 397,750) accord-ing to Articles 8.4 of the Articles of Associa-tion. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 10 April 2019 (the "Warrants") in accordance 3 lig den 10. april 2019 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 10. april 2022 til og med 10. april 2024 ("Ud-nyttelsesperioden") inden for de udnyttel-sesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelses-perioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 10 April 2022 until (and including) 10 April 2024 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 4

3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 127,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 127.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares 5 fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6

7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 397,750 (up to 397,750 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 397.750 (op til 397.750 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 7

12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 7 P. bestem-Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 5 September 2019 8

BILAG 8.4.M TIL VEDTÆGTER FOR EXHIBIT 8.4.M TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 9 INSIDER TRADING ......................................................................................... 9 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 TAX IMPLICATIONS ........................................................................................ 9 SPROG ...................................................................................................... 10 LANGUAGE ................................................................................................. 10 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 13. juni 2019 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 13 June 2019, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 168.388 warrants i Selskabet til tegning af op til 168.388 aktier til kr. 1,00 (nomi-nelt kr. 168.388) i henhold til vedtægter-nes punkt 8.4. The Board of Directors has decided to issue up to 168,388 Warrants in the Company for the subscription of up to 168,388 shares of DKK 1.00 (nominally DKK 168,388) accord-ing to Articles 8.4 of the Articles of Associa-tion. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 13. juni 2019 ("Warrants") i over-ensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af War-rants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 13 June 2019 (the "Warrants") in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree-ment") and the Company's Articles of Asso-ciation. 3

2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 13. juni 2022 til og med 13. juni 2024 ("Ud-nyttelsesperioden") inden for de udnyttel-sesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelses-perioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 13 June 2022 until (and including) 13 June 2024 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelsesvindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 4 mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Warrantaftalen. per cent of the total number of Warrants granted in accordance with the Warrant Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44-47 i kapitalmarkedsloven See exhibit 8.1.A, which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad-ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 138,60 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 138.60 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Warrantaftalen. The Subscription Price may be regulated as set out in the Warrant Agreement. 6.3 Uanset bestemmelserne i Warrantaftalen, kan Selskabet i tilfælde af, at Warrantin-dehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kon-Notwithstanding anything set out in the War-rant Agreement, in the event that the War-rant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to 5 tant afregning i stedet for at udstede ak-tier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. make the settlement in cash instead of issu-ing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6

7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 168,388 (up to 168,388 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 168.388 (op til 168.388 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 7

12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 13 Cessation of Employment Status - Warrant Holders who are Employ-ees 13.1 Hvis Warrantindehaveren opsiger sit an-sættelsesforhold ved Selskabet eller hvis ansættelsesforholdet ophæves af Selska-bet som følge af Warrantindehaverens væsentlige misligholdelse af ansættelses-forholdet eller hvis Warrantindehaveren bortvises af lovlig grund bortfalder alle uudnyttede warrants - uanset om War-rants er vestede eller ej - med øjeblikkelig virkning og uden kompensation. If the Warrant Holder terminates the em-ployment with the Company or if the employ-ment is terminated by the Company due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all unexercised warrants - whether the Warrants vested or not - will lapse immediately without any compensation being payable. 13.2 Hvis Selskabet ophæver ansættelsesfor-holdet og dette ikke skyldes Warrantinde-haverens væsentlige misligholdelse af an-sættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller hvis War-rantindehaveren dør, kan Warrants der er vestede (se punkt 13.4) på datoen for le-vering af meddelelse om ophævelse ud-nyttes senest i det ordinære udnyttelses-vindue der falder senest 6 måneder efter datoen for Selskabets levering af medde-lelse om ophævelse eller på datoen for Warrantindehaverens død. Warrants der ikke udnyttes som angivet i dette punkt 13.2 vil bortfalde uden betaling af kom-pensation. Det præciseres, at Warrants som ikke er vestede på tidspunktet for le-vering af meddelelse om ophævelse, skal bortfalde uden kompensation til Warrant-indehaveren. If the Company terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation-ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 13.4) on the date of termination of notice being served may be exercised at the latest in the ordinary exer-cise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exer-cised as set out in this Clause 13.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 8

13.3 Hvis Warrantindehaveren opsiger ansæt-telsesforholdet, og opsigelsen skyldes Selskabets væsentlige misligholdelse, er Warrantindehaveren berettiget til at ud-nyttede Warrants i overensstemmelse med vilkårene i dette bilag, som om War-If the Warrant Holder terminates the em-ployment and the termination is due to the material breach by the Company, the War-rant Holder is entitled to exercise Warrants in accordance with the terms set out in these Articles of Association as if the Warrant Holder was still employed with the Company. rantindehaveren stadig var ansat i skabet. Sel-13.4 Warrants vester den 13. juni 2022. Warrants shall vest on 13 June 2022. 14 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 7 P. bestem-Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such War-rants, are the sole responsibility of the War-rant Holder and of no concern to the Com-pany. 14.3 Parterne er enige om, at værdien af hver enkelt warrant er kr. 45,04, og at den samlede værdi af tildelte warrants er kr. 7.584.195,52 multipliceret med det sam-lede antal af udstedte warrants. The Parties agree that the value of each War-rant is DKK 45.04 and that the total value of the Warrants granted, is the value of each Warrant DKK 7,584,195.52 multiplied with the total number of Warrants granted. 9

14.4 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into the Warrant Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 5 September 2019 10

BILAG 8.4.N TIL VEDTÆGTER FOR EXHIBIT 8.4.N TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 8 CEASE OF EMPLOYMENT STATUS ...................................................................... 8 INSIDERHANDEL ........................................................................................... 9 INSIDER TRADING ......................................................................................... 9 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 TAX IMPLICATIONS ........................................................................................ 9 SPROG ...................................................................................................... 10 LANGUAGE ................................................................................................. 10 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 13. juni 2019 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 13 June 2019, the following new provisions were adopted in ac-cordance with Article 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 25.976 warrants i Selskabet til tegning af op til 25.976 aktier til kr. 1,00 (nominelt kr. 25.976) i henhold til vedtægternes punkt 8.4. The Board of Directors has decided to issue up to 25,976 Warrants in the Company for the subscription of up to 25,976 shares of DKK 1.00 (nominally DKK 25,976) according to Article 8.4 of the Articles of Association. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 13. juni 2019 ("Warrants") i over-ensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af War-rants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 13 June 2019 (the "Warrants") in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree-ment") and the Company's Articles of Asso-ciation. 3

2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 2.5 Warrants vester årligt med 1/3 den 13. juni 2020, 1/3 den 13. juni 2021 og 1/3 den 13. juni 2022. Datoen på hvilken Warrants er refereret til som "Vesting Dato". Warrants shall vest annually with 1/3 on 13 June 2020, 1/3 on 13 June 2021 and 1/3 on 13 June 2022. The date on which Warrants vest is referred to as the "Vesting Date". 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Vestede Warrants (se punkt 2.5) kan ud-nyttes i perioden fra den respektive Ve-sting Dato og indtil (og med) den 13. juni 2024 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automa-tisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrant-indehaveren. Vested Warrants (see Clause 2.5) may be ex-ercised in the period from the respective Vesting Date and until (and including) 13 June 2024 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports 4 ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Warrantaftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with the Warrant Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44-47 i kapitalmarkedsloven See exhibit 8.1.A, which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad-ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 138,60 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 138.60 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført The Subscription Price may be regulated as 5

i Warrantaftalen. set out in the Warrant Agreement. 6.3 Uanset bestemmelserne i Warrantaftalen, kan Selskabet i tilfælde af, at Warrantin-dehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kon-tant afregning i stedet for at udstede ak-tier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. Notwithstanding anything set out in the War-rant Agreement, in the event that the War-rant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issu-ing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-If the Company decides to buy back War-6

købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 25,976 (up to 25,976 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced tegnes på grundlag af Warrants er nomi-nelt kr. 25.976 (op til 25.976 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 7 in accordance with the provisions on adjust-ment set forth in Clause 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet 12 Cessation of Employment Status 12.1 Hvis Warrantindehaveren opsiger ansæt-telsesforholdet, der er indgået med Sel-skabet, hvis ansættelseskontrakten opsi-ges af Selskabet begrundet i Warrantin-dehaverens grove misligholdelse af an-sættelsesforholdet, eller hvis Warrantin-dehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uud-nyttede Warrants - uanset om de kan ud-nyttes eller ej (er "vestede") - straks og uden kompensation. If the Warrant Holder terminates the em-ployment with the Employer, if the employ-ment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have be-come exercisable or not ("vested") - will lapse immediately without any compensation being payable. 8

12.2 Hvis Selskabet opsiger ansættelsesforhol-det, og opsigelsen ikke skyldes Warrant-indehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bort-visning af Warrantindehaveren eller War-rantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkom-mende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse el-ler på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som be-skrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsi-gelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren. If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation-ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be exercised at the latest in the ordinary exer-cise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exer-cised as set out in this Clause 12.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 12.3 Hvis Warrantindehaveren opsiger ansæt-telsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at ud-nytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindeha-veren stadig var ansat i Selskabet. If the Warrant Holder terminates the em-ployment and the termination is due to the material breach by the Employer, the War-rant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company. 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Samtlige skattemæssige forpligtelser og All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte 9

Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. shares acquired by the exercise of such War-rants, are the sole responsibility of the War-rant Holder and of no concern to the Com-pany. 14.2 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into the Warrant Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 5 September 2019 10